As filed with the Securities and Exchange Commission on May 1, 2006

Registration Nos. 811-3641/2-80455

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 35 ☒

and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 37 ☒
(Check appropriate box or boxes)

40|86 SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

11825 N. Pennsylvania Street, Carmel, Indiana 46032
(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code (317) 817-6300
Jeffrey M. Stautz
40|86 Series Trust
11825 N. Pennsylvania Street
Carmel, Indiana 46032
(Name and Address of Agent for Service)

With a copy to:
Donald W. Smith, Esq.
Kirkpatrick & Lockhart Nicholson Graham LLP
1800 Massachusetts Avenue, N.W.
Second Floor
Washington, D.C. 20036-1800
Telephone: (202) 778-9000

Approximate date of proposed public Offering: As soon as practicable following the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate space):
☒	immediately upon filing pursuant to Rule 485 (b)
☐	on [date] pursuant to Rule 485 (b)
☐	60 days after filing pursuant to Rule 485 (a)(1)
☐	on [date] pursuant to Rule 485 (a)(1)
☐	75 days after filing pursuant to Rule 485 (a) (2)
☐	on [date] pursuant to Rule 485 (a)(2)

40|86 SERIES TRUST
Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

o	Cover Sheet

Contents of Registration Statement:

o	Part A - Prospectus
o	Part B - Statement of Additional Information
o	Part C - Other Information
o	Signature Pages
o	Exhibits

PART A

May 1, 2006

Prospectus

Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Trust received a Mixed and Shared Funding Exemptive Order (the “Order”) from the Securities and Exchange on March 10, 1999. Pursuant to the Order, the portfolios of 40|86 Series Trust (“Portfolios”) are intended to be funding vehicles for variable annuity contracts, variable life insurance policies and/or pension plans to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”). Although not currently doing so, the Trust may also serve as an investment medium for qualified pension and retirement plans outside of the separate account context.

More than one insurance company may invest in a Portfolio. It is possible that a difference may arise among the interests of the Participating Insurance Companies that invest in a Portfolio or the holders of different types of contracts - for example, if applicable state insurance law or contract owner instructions prevent a Participating Insurance Company from continuing to invest in a Portfolio following a change in the Portfolio’s investment policies, or if different tax laws apply to variable life insurance contracts and variable annuities. The Portfolio and the Participating Insurance Companies will attempt to monitor events to prevent such differences from arising. If a conflict between Participating Insurance Companies occurs, or between life insurance policies and annuity contracts, however, a Portfolio may be required to take actions that are adverse to the interests of a particular Participating Insurance Company and it contract owners, or to the interests of holders of a particular type of contract.

Individual variable annuity contract holders and variable life insurance policy holders are not “shareholders” of each Portfolio. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy holders. Shares of the Portfolios are not offered directly to the general public.

2

The Adviser’s Integrated Approach to Money Management

40|86 Advisors, Inc. (“40|86”), is the Investment Adviser (the “Adviser”) for each of the 40|86 Series Trust Portfolios. It directly manages the fixed-income Portfolios and the fixed-income portion of the Balanced Portfolio, and selects and supervises sub-advisers (“Sub-Advisers”) for the equity Portfolio and the equity portion of the Balanced Portfolio.

With respect to the fixed income Portfolios, 40|86 employs a disciplined portfolio structuring process that encompasses an intensive bottom-up security analysis that focuses on individual sectors and security structure with a focus on relative value allowing 40|86 to discover undervalued opportunities in the marketplace. 40|86 utilizes a clearly defined, rigorously implemented, buy, review and sell discipline.

This intensive fundamental research guides our fixed-income managers in buying and selling securities. Because of 40|86’s active management style, our fixed-income Portfolios generally have a higher portfolio turnover rate than other similar portfolios. This means that a fixed-income Portfolio may have higher taxable distributions and increased trading costs that may affect the performance of that Portfolio.

With respect to the equity Portfolios, 40|86 is responsible for evaluating the abilities and performance of other money management firms to identify appropriate Sub-Advisers for the equity Portfolios. After a Sub-Adviser is selected, 40|86 continuously supervises and monitors its performance and periodically recommends to the Board of Trustees which Sub-Advisers should be retained or released.

Each of the Portfolios may invest in restricted securities, such as private placements, which are not registered with the Securities and Exchange Commission. Restricted securities are generally illiquid; however, 40|86 focuses on those that it believes are liquid and may not invest in any restricted security that would cause more than 15 percent of the Portfolio’s total assets to be invested in illiquid securities. The Portfolios also may invest in securities that qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933.

Any mutual fund investment is subject to risk and may decline in value. You could lose part or even all of your money invested in a Portfolio.

Please note: Definitions for bold-faced words within the text can be found directly following each Portfolio’s Primary Risk Considerations.

40|86 has approximately $26.2 billion of assets under management as of December 31, 2005, and offers its investment advisory services to Conseco, Inc., its affiliated insurance companies, structured products and another affiliated mutual fund.

3

Equity Portfolio

Investment Objective
The Portfolio seeks to provide a high total return consistent with preservation of capital and a prudent level of risk.

The Sub-Adviser’s Strategy
The Portfolio normally will invest at least 80% of its assets in U.S. common stocks. It may also invest in other U.S. and foreign securities, including convertible securities and warrants. The Trust will provide shareholders with at least 60 days notice of any change in this investment policy.

Normally, the Portfolio will be widely diversified by industry and company. It will focus on small- and medium-size companies. Generally, these companies will be listed on the New York, American or NASDAQ exchanges and will be widely held among a large number of investors.

Chicago Equity Partners, LLC (“CEP”) is the Portfolio’s Sub-Adviser. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies stocks that it believes are overvalued and undervalued within industry sectors.

For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest all or part of the Portfolio’s assets in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.

Convertible Securities
Bonds, debentures, notes or preferred stock that are convertible into common stock.

Convertible securities have both an equity and a fixed-income component. Therefore, the equity component is subject to fluctuations in value due to activities of the issuing companies and general market and economic conditions. Convertible securities historically have some unique return characteristics relative to market fluctuations:

☐ When equity markets go up, they tend to rise in price.
☐ When equity markets decline, they tend to decline relatively less in price than common stocks.
☐ The fixed-income component will be impacted by shifting interest rates and changes in credit quality of the issuers.

Warrants
Contracts that allow the bearer to purchase shares for a specified price at a future date.

Small- and Medium- Size Companies
Generally refers to companies in the earlier period of their growth expectations, from start-ups to better established firms that have a smaller market capitalization. While these companies have potential for attractive long-term returns, their securities may involve greater risks, and more volatility, than investments in larger companies with a stronger competitive advantage. Extensive research efforts can play  a greater role in selecting securities from this sector than from larger companies.

CEP has approximately $10.5 billion of assets under management as of December 31, 2005, and offers services to a variety of institutional clients, including corporations, public entities, Taft-Hartley plans, endowments and foundations.

4

Primary Risks
Market Risk
Liquidity and Valuation Risk
Small Company Risk

See “Primary Risk Considerations” on page 19 for a detailed discussion of the Portfolio’s risks.

How Has The Portfolio Performed?
The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied from year to year. The table compares the Portfolio’s performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 4Q99 31.57%
(as of 12/31 each year)	Worst Quarter: 3Q98 -21.16%

Average Annual Total Return (as of 12/31/05)

	One	Five	Ten
	Year	Year	Year
Equity Portfolio	11.43%	7.50%	15.92%
Russell MidCap Index*	12.65%	8.49%	12.49%
S&P 500 Index**	4.91%	0.55%	9.08%

* On January 1, 2006, the benchmark for the Equity Portfolio was changed to the Russell MidCap Index from the S&P 500 Index. The Russell MidCap Index is an unmanaged index believed to be representative of medium-sized U.S. companies, which is consistent with the investment strategy of the Equity Portfolio. The S&P 500 Index is an unmanaged index believed to be representative of the U.S. stock market in general. Returns of the Russell MidCap Index reflect no deduction for the fees, expenses or taxes.

** Returns of the S&P 500 Index reflect no deduction for the fees, expenses or taxes.

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

5

Balanced Portfolio

Investment Objective
The Portfolio seeks a high total investment return consistent with the preservation of capital and prudent investment risk.

Adviser’s Strategy
Normally, the Portfolio invests approximately 50-65% of its assets in equity securities, and the remainder in a combination of fixed-income securities, or cash equivalents.

The balance may change if:
☐ The Portfolio may invest more than 65% of its assets in stocks if conditions in the stock market are considered to be more favorable than those in the bond market.
☐ If conditions in the bond market are considered to be more favorable than those in the stock market, the Portfolio may invest more than 25% of the Portfolio’s assets in fixed-income securities.

The Sub-Adviser’s Strategy for the Equity Portion of the Balanced Portfolio
The equity portion of the Portfolio is invested primarily in U.S. common stocks but may also invest in other U.S. and foreign securities, including convertible securities and warrants.

Normally, the equity portion of the Portfolio will be widely diversified by industry and company. It will focus on large- and medium-size companies. Generally, these companies will be listed on the New York, American or NASDAQ exchanges and will be widely held among a large number of investors.

Chicago Equity Partners, LLC (“CEP”) is the Portfolio’s Sub-Adviser. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies securities that it believes are overvalued and undervalued within industry sectors.

The Fixed-income Portion of the Portfolio

Normally, 40|86 will maintain at least 25% of the value of the Portfolio’s assets in a wide range of domestic and foreign fixed-income securities, including non-U.S. dollar denominated securities. The majority of foreign investments will be in Yankee Bonds.

40|86 anticipates that these fixed-income securities will have primarily intermediate and/or long-term maturities.

The Portfolio may also invest in below investment grade fixed-income securities that are not believed to involve undue risk to income or principal. In general, however, these types of securities are issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The lowest rating categories in which the Portfolio will invest are rated Caa/CCC by Moody’s/S&P.

For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest without limitation in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.

CEP has approximately $10.5 billion of assets under management as of December 31, 2005, and offers services to a variety of institutional clients, including corporations, public entities, Taft-Hartley plans, endowments and foundations.

6

Convertible Securities
See Page 4.

Warrants
See Page 4.

Yankee Bonds
Dollar-denominated bonds issued in the U.S.
by foreign banks and corporations.

Below Investment Grade Fixed-Income Securities
These securities offer higher return potential in exchange for assuming greater risk. Normally, they are rated BB+ or lower by Standard & Poor’s Corporation or Ba1 or lower by Moody’s Investors Services, Inc., or, if unrated, deemed by the Sub-Adviser or Adviser to be of comparable credit.

Interest Rates and Bond Maturities
Bonds with longer maturities will be more affected by interest rate changes than intermediate-term bonds. For example, if interest rates go down, the price of long-term bonds will increase more rapidly than the price of intermediate-term bonds.

Primary Risks
Market Risk
Credit Risk
Interest Rate Risk
Foreign Risk
Leverage Risk

See “Primary Risk Considerations” on page 19 for a detailed discussion of the Portfolio’s risks.

7

How Has The Portfolio Performed?

The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied from year to year. The table compares the Portfolio’s performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 4Q99 21.00%
(as of 12/31 each year)	Worst Quarter: 4Q00 -12.07%

Average Annual Total Return (as of 12/31/05)

	One	Five	Ten
	Year	Year	Year
Balanced Portfolio	5.63%	3.27%	10.65%
60% Russell 1000/40% Lehman Brothers Aggregate Index*	5.53%	1.87%	8.62%
60% S&P500/40% Lehman Brothers Aggregate Index**	4.00%	2.99%	8.25%

* On January 1, 2006, the 60% weighting benchmark for the Balanced Portfolio was changed to the Russell 1000 Index from the S&P 500 Index. The Russell 1000 Index is an unmanaged index believed to be representative of the U.S. stock market, including large- and medium-sized companies, which is consistent with the investment strategy of the equity portion of the Balanced Portfolio. The S&P 500 Index is an unmanaged index believed to be representative of the U.S. stock market in general. Returns for the 60% Russell 1000/40% Lehman Brothers Aggregate Index reflect no deduction for fees, expenses or taxes.
** Returns of the 60% S&P500/40% Lehman Brothers Aggregate Index reflect no deduction for fees, expenses or taxes.

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

8

High Yield Portfolio

Investment Objective
The Portfolio seeks to provide high level of current income with a secondary objective of capital appreciation.

The Adviser’s Strategy
The Portfolio normally will invest at least 80% of its assets in below investment grade fixed-income securities (those rated Ba1/BB+ or lower by Standard & Poor’s Corporation/Moody’s Investors Services, Inc. or equivalent rating agencies). The Trust will provide shareholders with at least 60 days notice of any change in this investment policy.

Adhering to a disciplined portfolio structuring process, the Adviser conducts:

☐ Detailed industry screenings, followed by objective proprietary analysis of both credit risk and prepayment risk;
☐ Proprietary analysis using analytic tools and processes for companies under consideration to examine prepayments, interest rate volatility and structure risk;
☐ Security selection by assessing a security’s relative value to determine the risk versus reward; and
☐ Portfolio analysis to determine if a particular security is appropriate for the Portfolio.

In an effort to achieve its investment objective, the Portfolio may invest in any or all of the following:

☐ Corporate fixed-income securities and preferred stock
☐ Zero coupon fixed-income securities and other deferred interest securities
☐ Mortgage-backed securities
☐ Asset-backed securities
☐ Convertible securities
☐Restricted securities
☐ Taxable municipal securities issued by states and their political subdivisions

The Portfolio may also invest in:
☐ Cash or cash equivalents
☐ Money market instruments
☐ Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities
☐ Common stocks and other equity securities
☐ Equity and fixed-income securities of foreign issuers, including issuers in emerging markets

For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest all or part of the Portfolio’s assets in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.

Below Investment Grade Securities
See Page 7.

9

Preferred Stock
Shares of a company that ordinarily do not have voting rights but do have a stated dividend payment, as opposed to common stocks which ordinarily do have voting rights but do not have a stated dividend payment.

Zero Coupon Fixed-income Securities
Bonds that are sold at issuance at a discount from face value and do not pay periodic interest to investors. Instead, at maturity, investors receive the face value of the bond.

Restricted Securities
Securities that are not registered with the Securities and Exchange Commission, some of which may qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933. Restricted securities are generally illiquid; however, the Adviser focuses on those that it believes are liquid, i.e., easily convertible into cash.

Municipal Securities
Debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, including:

☐	Debt obligations issued to obtain funds for various public purposes; or
☐	Industrial development bonds issued by or on behalf of public authorities

The interest on the municipal securities in which the Portfolio invests typically is not exempt from federal income tax.

Primary Risks:
Credit Risk
Interest Rate Risk
Market Risk
Restricted Securities Risk
Prepayment Risk
Foreign Risk

See “Primary Risk Considerations” on page 19 for a detailed discussion of the Portfolio’s risks.

10

How Has The Portfolio Performed?

The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied since its inception on June 13, 2000. The table compares the Portfolio’s performance over time to a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 4Q02 13.07%
(as of 12/31 each year)	Worst Quarter: 3Q01 -6.56%

Average Annual Total Return (as of 12/31/05)

	One	Five	Since
	Year	Years	Inception*
High Yield Portfolio	1.15%	9.19%	8.85%
Merrill Lynch High Yield Master Index II**	2.72%	8.39%	6.80%

*Inception Date: June 13, 2000
** Returns of the Merrill Lynch High Yield Master Index II reflect no deduction for fees, expenses or taxes. The Merrill Lynch High Yield Master Index II is an unmanaged market capitalization weighted index of all domestic and Yankee high yield bonds.

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

11

Fixed Income Portfolio

Investment Objective
The Portfolio seeks the highest level of income consistent with preservation of capital.

The Adviser’s Strategy
The Portfolio normally will invest at least 80% of its assets in investment grade fixed-income securities. The Trust will provide shareholders with at least 60 days notice of any change in this investment policy.

The Adviser actively manages the portfolio to generate income, reduce risk, and preserve or enhance total return in light of current market conditions and trends.

Adhering to a disciplined portfolio structuring process, the Adviser conducts:
☐ Detailed industry screenings, followed by objective proprietary analysis of both credit risk and prepayment risk;
☐ Proprietary analysis using analytic tools and processes for companies under consideration to examine prepayments, interest rate volatility and structure risk;
☐ Security selection by assessing a security’s relative value to determine the risk versus reward; and
☐ Portfolio analysis to determine if a particular security is appropriate for the Portfolio.

In an effort to achieve the Portfolio’s investment objective, the Portfolio may invest in fixed-income securities issued by:

☐ Publicly or privately held companies in the U.S.
☐ The U.S. Government, its agencies and instrumentalities
☐ States and their political subdivisions issuing taxable municipal securities
•	Foreign governments, their agencies and instrumentalities.

The Portfolio may also invest in:
☐ Mortgage-backed securities
☐ Asset-backed securities
☐ Restricted securities

While the Portfolio may purchase debt securities of any maturity, it is anticipated that the average life of the Portfolio will be in the intermediate range — between seven and fifteen years — but may be shorter or longer depending on market conditions.

For defensive purposes or pending investment, the Portfolio may temporarily depart from its objective and hold an unlimited amount of cash or money market instruments. This could help the Portfolio avoid losses, but may mean lost opportunities.

12

Investment Grade Fixed-Income Securities
Considered especially creditworthy, these fixed-income securities are (i) normally rated AAA to BBB- by Standard and Poor’s Corporation or Aaa to Baa3 by Moody’s Investors Services, Inc., or (ii) if unrated, are deemed by the Adviser to be of comparable credit quality.

Yankee Bonds
See Page 7.

Municipal Securities
See Page 10.

Restricted Securities
See Page 10.

Maturity
When the principal, or face value of a bond, must be repaid.

Average Life
The average number of years that each principal dollar will be outstanding, before it is repaid.

Primary Risks
Credit Risk
Interest Rate Risk
Market Risk
Prepayment Risk
Restricted Securities Risk
Municipal Market Risk
Foreign Risk

See “Primary Risk Considerations” on page 19 for a detailed discussion of the Portfolio’s risks.

13

How Has The Portfolio Performed?

The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied from year to year. The table compares the Portfolio’s performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 2Q95 6.63%
(as of 12/31 each year)	Worst Quarter: 1Q94 -2.67

Average Annual Total Return (as of 12/31/05)

	One	Five	Ten
	Year	Year	Year
Fixed Income Portfolio	2.26%	5.93%	5.99%
Lehman Brothers Aggregate Index*	2.43%	5.87%	6.16%

*Returns of the Lehman Brothers Aggregate Index reflect no deduction for fees, expenses or taxes. The Lehman Brothers Aggregate Index is an unmanaged broad-based market index that includes mortgage-backed securities.

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

14

Government Securities Portfolio

Investment Objective
The Portfolio seeks safety of capital, liquidity and current income.

The Adviser’s Strategy
The Portfolio will invest at least 80% of its assets in securities issued by the U.S. Government or an agency or instrumentality of the U.S. Government. The Trust will provide shareholders with at least 60 days notice of any change in this investment policy.

The Adviser uses proprietary research to uncover undervalued securities. These securities may be undervalued on the basis of structure, optionality or issuer.

The Portfolio may invest in any or all of the following securities issued by the U.S. Government or an agency or instrumentality of the U.S. Government:

☐	U.S. Treasury bills
☐	U.S. Treasury and Agency bonds and notes
☐	Mortgage-backed securities, including those issued by:
o	Government National Mortgage Association (GNMA)
o	Federal Home Loan Mortgage Corporation (FHLMC)
o	Federal National Mortgage Association (FNMA)

The Adviser may also purchase the following non-U.S. Government securities including:

☐	Investment grade fixed-income securities
☐	Municipal securities supported by taxing authorities or essential service revenue bonds of municipalities
☐	Other mortgage-related securities not issued by the U.S. Government or any agency or instrumentality of the U.S. Government
☐	Asset-backed and commercial mortgage-backed securities

While the Portfolio may purchase debt securities of any maturity, it is anticipated that the average life of the Portfolio will be in the intermediate range — between five and fifteen years — but may be shorter or longer depending on market conditions.

Investment Grade Fixed-income Securities
See Page 16.

Collateralized Mortgage-Backed Securities
These are similar to conventional bonds because they have fixed maturities and interest rates but are secured by groups of individual mortgages.

Municipal Securities
See Page 10.

Maturity
See Page 13.

Average Life
See Page 13.

Primary Risks
Market Risk
Interest Rate Risk
Prepayment Risk
Credit Risk

See “Primary Risk Considerations” on page 19 for a detailed discussion of the Portfolio’s risks.

15

How Has The Portfolio Performed?

The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied from year to year. The table compares the Portfolio’s performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 2Q95 5.95%
(as of 12/31 each year)	Worst Quarter: 1Q94 -2.98%

Average Annual Total Return
(as of 12/31/05)

	One	Five	Ten
	Year	Year	Year
Government Securities Portfolio	1.73%	4.16%	4.75%
Lehman Brothers Government Index*	2.65%	5.39%	5.94%
Lehman Brothers MBS Index**	2.61%	5.44%	6.17%

*Returns of the Lehman Brothers Government Index reflect no deduction for fees, expenses or taxes. The Lehman Brothers Government Index is an unmanaged index considered to be representative of bonds issued by the U.S. government or it agencies.
** Returns of the Lehman Brothers Mortgage-Backed Securities (MBS) Index reflect no deduction for fees, expenses or taxes. The Lehman Brothers MBS Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLCM, including GHMA Graduated Payment Mortgages.

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

16

Money Market Portfolio

Investment Objective
The Portfolio seeks current income consistent with stability of capital and liquidity.

The Adviser’s Strategy
The Portfolio may invest in the following types of money market securities:
☐ U.S. Government securities
☐ Bank obligations
☐ Commercial paper obligations
☐ Short-term corporate debt securities
☐ Municipal securities

An investment in this Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Adviser seeks to preserve the value of your investment at $1.00 per share, there can be no assurance that it will be able to do so. It is possible to lose money by investing in this Portfolio.

Bank Obligations

Time deposits, certificates of deposit, bankers’ acceptances and other bank obligations of banks that have total assets in excess of $1 billion and are subject to regulation by the U.S. Government, including:

☐	U.S. subsidiaries of foreign banks
☐	London branches of domestic banks
☐	Foreign branches of domestic commercial banks and foreign banks, so long as the securities are U.S. dollar-denominated

Commercial Paper Obligations

A short-term debt obligation, including variable and floating rate securities of U.S. corporations, maturing within 270 days and rated:

☐	A-1 or A-2 by Standard & Poor’s Corporation or
☐	P-1 or P-2 by Moody’s Investor Services, Inc. or,
☐	If not rated, of a comparable quality as determined by the Adviser under supervision of the Board of Trustees

Short-Term Corporate Debt Securities
Corporate debt securities (other than commercial paper) maturing in 13 months or less.

Municipal Securities
See Page 10.

Primary Risks:
Market Risk
Credit Risk
Interest Rate Risk
Municipal Market Risk

See “Primary Risk Considerations” on page 19 for a detailed discussion of the Portfolio’s risks.

17

How Has The Portfolio Performed?

The chart and table below give an indication of the Portfolio’s risks and performance. The chart shows you how the Portfolio’s performance has varied from year to year. The table compares the Portfolio’s performance over time to that of a broad measure of market performance. When you consider this information, please remember that the Portfolio’s past performance is not necessarily an indication of how it will perform in the future.

Year-By-Year Total Return	Best Quarter: 2Q89 2.17%
(as of 12/31 each year)	Worst Quarter: 3Q03 0.13%

Average Annual Total Return (as of 12/31/05)

	One	Five	Ten
	Year	Year	Year
Money Market Portfolio	2.89%	1.92%	3.61%

Past performance is not predictive of future performance. Performance returns in the Bar Charts and Performance Table do not reflect insurance separate account or contract expenses. If such expenses were included, returns would be lower. Performance returns do not reflect the deduction of taxes that a contract holder would pay on Portfolio distributions or the redemption of Portfolio shares.

18

Primary Risk Considerations

The value of your investment in any Portfolio will fluctuate, which means that you may gain or lose money. The primary risks of investing in the Portfolios are described below. Each Portfolio’s exposure to risk depends upon its specific investment profile. The amount and types of risk vary depending on:

☐	The Portfolio’s investment objective
☐	The Portfolio’s ability to achieve its objective
☐	The markets in which the Portfolio invests
☐	The investments the Portfolio makes in those markets
☐	Prevailing economic conditions over the period of an investment

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Securities rated below-investment grade are especially susceptible to this risk.

Foreign Risk
The risk that foreign issuers may be subject to political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of capital. In addition, there may be changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of investors’ assets. Investments in issuers located or doing business in emerging or developing markets are especially susceptible to these risks.

Interest Rate Risk
The risk that changing interest rates may adversely affect the market value of an investment. With fixed-income securities, an increase in interest rates typically causes the value of those securities to fall, while a decline in interest rates may produce an increase in the market value of those securities. Because of this risk, an investment in a portfolio that invests in fixed-income securities is subject to risk even if all the fixed-income securities in the portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities.

Leverage Risk
The risk that borrowing, or some derivative instruments such as forward commitment transactions, may multiply smaller market movements into large changes in value.

Liquidity And Valuation Risks
The risk that securities that were liquid when purchased by a Portfolio may become temporarily illiquid (i.e., not able to be sold readily) and difficult to value, especially in declining markets.

Market Risk
The market value of a portfolio’s investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

Municipal Market Risk
Special factors may negatively affect the value of municipal securities and, as a result, a portfolio’s net asset value. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A Portfolio may invest in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations.

Prepayment Risk
Issuers of certain debt securities may prepay fixed rate obligations when interest rates fall, forcing a Portfolio to re-invest in obligations with lower interest rates than the original obligations.

Restricted Securities Risk
A buyer for a restricted security may be difficult to come by, and the selling price may be less than originally anticipated because restricted securities may only be sold in privately negotiated transactions.

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Small Company Risk
Investments in smaller companies may be more volatile than investments in larger companies. Smaller companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of the securities of smaller companies is normally lower than that of larger companies. Short-term changes in the demand for the securities of smaller companies generally has a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Please note that there are other circumstances not described here which could adversely affect your investment and potentially prevent a Portfolio from achieving its objectives.

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Fees and Expenses

The following tables describe the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds or redeems an interest in a separate account that invests in the 40|86 Series Trust Portfolios. These tables do not represent the effect of any fees or other expenses of a contract owner’s variable annuity or variable life insurance product, and if it did, expenses would be higher. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement.

Shareholder Fees (fees paid directly from your investment)

Maximum up-front sales charge	Not applicable
Maximum deferred sales charge	Not applicable
Redemption Fee	Not applicable
Exchange Fee	Not applicable
Maximum Account Fee	Not applicable

Annual Fund Operating Expenses
(expenses that are deducted from total Portfolio assets)

	Equity Portfolio	Balanced Portfolio	High Yield Portfolio	Fixed Income Portfolio	Government Securities Portfolio	Money Market Portfolio
Management Fees	0.79%	0.79%	0.84%	0.64%	0.64%	0.49%*
12b-1 Fees	0.25%	0.25%	0.25%	0.25%	0.25%	—
Other Fees	0.16%	0.18%	0.27%	0.17%	0.17%	0.34%
Total Expenses	1.20%	1.22%	1.36%	1.06%	1.06%	0. 83%
Less: Expense
Waiver/Reimbursement	-0.10%	-0.12%	-0.21%	-0.11%	-0.11%	-0.38%
Net Expenses	1.10%	1.10%	1.15%	0.95%	0.95%	0.45%

The Advisor and the Administrator have contractually agreed to waive their investment advisory and administrative fees, respectively, and/or reimburse the Portfolios to the extent that the ratio of expenses to net assets on an annual basis exceeds the Net Expenses listed above. The Adviser and Administrator may discontinue these contractual limits at any time after April 30, 2007 and may recover any amounts waived under the contract provisions, to the extent that actual fees and expenses are less that the expense limitation, for a period of three years after the date of the waiver.

* The contractual advisory fee for the Money Market Portfolio was decreased from 0.50% to 0.35% of the average daily net assets. The Adviser continues to voluntarily reduce the Money Market Portfolio’s advisory fee to 0.25% of the average daily net assets.

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Expense Example

The following example should help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This Example does not reflect expenses and charges that may occur when a separate account invests in the Portfolios or any costs associated with the ownership of a variable annuity contract or variable life insurance contract for which the Portfolios are investment options - and if it did, expenses would be higher.

The example assumes that you invest $10,000 in a Portfolio’s shares for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	One Year	Three Years	Five Years	Ten Years
Equity Portfolio	$112	$371	$650	$1,446
Balanced Portfolio	$112	$375	$659	$1,467
High Yield Portfolio	$117	$410	$725	$1,617
Fixed Income Portfolio	$97	$326	$574	$1,284
Government Securities Portfolio	$97	$326	$574	$1,284
Money Market Portfolio	$46	$227	$423	$990

The examples for 3, 5 and 10 years do not take into account the expenses waived and reimbursed described in the Fees and Expense Chart on page 21. Under the waiver/reimbursement arrangement, your cost for the 3, 5 and 10 year periods would be lower.

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Management

Investment Adviser
40|86 Advisors, Inc. (“40|86”), a registered investment adviser (the “Adviser”) located at 535 N. College Drive, Carmel, Indiana 46032, is a wholly-owned subsidiary of Conseco, Inc., a publicly held financial services company (NYSE: CNO). 40|86 manages investments for Conseco, Inc., its affiliated insurance companies, structured products and another affiliated mutual fund. As of December 31, 2005, 40|86 managed more than $26.2 billion assets.

Sub-Advisers
40|86 has engaged a Sub-Adviser to provide the day-to-day management for the Equity Portfolio and the equity portion of the Balanced Portfolio. 40|86 is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either 40|86 or the Board of Trustees.

Chicago Equity Partners, LLC (“CEP”), located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is the Sub-Adviser for the Equity Portfolio and the equity portion of the Balanced Portfolio. CEP is a leading investment management firm with approximately $10.5 billion in assets under management as of December 31, 2005. CEP became Sub-Adviser for the Equity Portfolio and the equity portion of the Balance Portfolio on December 1, 2000. 40|86, not the Portfolios, pays CEP 0.30% of average daily net assets as compensation for its services. For the fiscal year ended December 31, 2005, CEP was paid $660,950 by the Adviser.

A discussion regarding the basis for the Board of Trustees approval of any investment advisory contract of the Portfolios for 2006 will be available in the Trust’s semi-annual report for the period ending June 30, 2006.

Advisory Fees

For the fiscal year ended December 31, 2005, the net advisory fees paid after fee waivers and/or reimbursements to the Adviser by each Portfolio was as follows:

Portfolio Name	Advisory Fees Paid (expressed as a percentage of average daily net assets)
Equity Portfolio	0.55%
Balanced Portfolio	0.54%
High Yield Portfolio	0.49%
Fixed Income Portfolio	0.39%
Government Securities Portfolio	0.39%
Money Market Portfolio	0.12%

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The Administrator

Conseco Services, LLC provides administrative services to the portfolios, including:

☐	Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date;
☐	Supervising the preparation and filing of documents as required by state and federal regulatory agencies; and
☐	Management and oversight of all third-party service providers

As compensation for these services, Conseco Services, LLC receives administrative fees computed at the annual rate of 0.15% of the first $200,000,000; 0.10% of the next $300,000,000 and 0.08% of amounts in excess of $500,000,000 of the Trust’s assets.

Portfolio Managers of 40|86 Series Trust

Equity Portfolio

Chicago Equity Partners, LLC: CEP utilizes a team approach to manage the Portfolio. The CEP team, as a whole, make investment decisions for the Equity Portfolio by collectively evaluating CEP’s quantitative model and implementing changes, as necessary. The three co-managers of the team are David C. Coughenour, David R. Johnsen and Robert H. Kramer.

David C. Coughenour, CFA, Chief Investment Officer - Equity, joined CEP in 1989 and has sixteen years of industry experience. Mr. Coughenour leads the CEP equity team.

David R. Johnsen, CFA, Managing Director, joined CEP in 1989 and has twenty-nine years of investment experience. He is personally responsible for following and analyzing the technology hardware and consumer staples sectors.

Robert H. Kramer, CFA, CPA, Managing Director, joined CEP in 1989 and has eighteen years of industry experience. His responsibilities include managing the trading and technology groups. He is personally responsible for following and analyzing the healthcare sector.

Balanced Portfolio

Equity Portion: Chicago Equity Partners, LLC: CEP utilizes a team approach to manage the Portfolio. The CEP team, as a whole, make investment decisions for the Equity Portfolio by collectively evaluating CEP’s quantitative model and implementing changes, as necessary. The three co-managers of the team are David C. Coughenour, David R. Johnsen and Robert H. Kramer. Please see the Equity Portfolio for the biographies of each co-manager.

Fixed-income Portion: 40|86 Advisors uses a team approach to manage the Portfolio. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Portfolio, which includes making portfolio management decisions and executing transactions.

Michael J. Dunlop, Senior Vice President 40|86 Advisors, Inc.

Mr. Dunlop co-manages the fixed-income portion of the Balanced Portfolio with Mr. Saf and Mr. Mahajan. In addition, he is responsible for the portfolio management and trading of structured assets at 40|86. Prior to joining 40|86 in 2001, Mr. Dunlop worked for Colonial Management Assoc., Inc., where he was responsible for the trading and management of a market value structured securities collateralized bond obligation. In addition, Mr. Dunlop worked for Robert W. Baird & Co., Inc. for three years, where he was responsible for portfolio management.

John C. Saf, CFA, CPA, FLMI, Vice President 40|86 Advisors, Inc.

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John Saf co-manages the fixed-income portion of the Balanced Portfolio with Mr. Dunlop and Mr. Mahajan. In addition, he is co-portfolio manager for the Conseco insurance companies and co-manages all non-affiliated insurance portfolios. He is also responsible for coordinating asset/liability (A/L)analysis with company actuaries and designing investment strategies to act on A/L Matching results. Prior to joining 40|86 Advisors, Inc. in 1995, he was the Director of A/L analysis for American Life & Casualty.

Vishal Mahajan, Assistant Vice President 40|86 Advisors, Inc.

Mr Mahajan co-manages the fixed-income portion of the Balanced Portfolio with Mr. Dunlop and Mr. Saf. Additionally, he is responsible for trading municipal bonds, corporate bonds and money market securities for 40|86. Prior to joining 40|86 Advisors in 2000, he was a Senior Analyst with Conseco, Inc.

High Yield Portfolio

40|86 Advisors uses a team approach to manage the Portfolio. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Portfolio, which includes making portfolio management decisions and executing transactions.

Amy L. Gibson, CFA, Vice President 40|86 Advisors, Inc.

Ms. Gibson is the head of the high yield group for 40|86 and is responsible for oversight of the bank loan, collateralized debt obligations and high yield portfolios. Prior to joining 40|86 in 2000, she was a vice president and high yield portfolio manager at Lincoln National Corp. for twelve years.

Richard M. Matas, Senior Trader 40|86 Advisors, Inc.

Mr. Matas co-manages the High Yield Portfolio with Ms. Gibson and is also a high yield trader for 40|86. Additionally, he is responsible for providing portfolio management support for collateralized bond obligations and other high yield portfolios. Prior to joining 40|86 Advisors in 1999, he was a personal financial analyst with American Express Financial Advisors.

Fixed Income Portfolio

40|86 Advisors uses a team approach to manage the Portfolio. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Portfolio which includes making portfolio management decisions and executing transactions.

Michael J. Dunlop, Senior Vice President 40|86 Advisors, Inc.

See Balanced Portfolio for Mr. Dunlop’s complete biography.

John C. Saf, CFA, CPA, FLMI, Vice President 40|86 Advisors, Inc.

See Balanced Portfolio for Mr. Saf’s complete biography.

Vishal Mahajan, Assistant Vice President 40|86 Advisors, Inc.

See Balanced Portfolio for Mr. Mahajan’s complete biography.

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Government Securities Portfolio

40|86 Advisors uses a team approach to manage the Portfolio. Each Portfolio Manager is jointly and primarily responsible for the day-to-day management of the Portfolio, which includes making portfolio management decisions and executing transactions.

Michael J. Dunlop, Senior Vice President 40|86 Advisors, Inc.

See Balanced Portfolio for Mr. Dunlop’s complete biography.

Willie M. Brown, CFA, MBS Analyst 40|86 Advisors, Inc.

Mr. Brown is a structured securities analyst with a focus on mortgage-backed securities, in addition to co-managing the Government Securities Portfolio. Prior to joining 40|86 in 2003, Mr. Brown worked for American Express Financial Advisers as a Portfolio Manager and Analyst for seven years.

A description of the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolios is available in the Statement of Additional Information (SAI).

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Purchase and Redemption of Shares

Portfolio shares are currently offered to separate accounts established by insurance companies to fund variable annuity and variable life insurance contracts. Individuals may not purchase Portfolio shares directly from the Trust. Shares of each Portfolio are purchased or redeemed (without a sales charge) at their respective net asset values next computed after receipt of an appropriate order. Sales proceeds will normally be forwarded to the selling insurance company on the next business day after receipt of the sales instructions, but in no event later than seven days following receipt of instructions. Each Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange (NYSE) is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for a Portfolio to sell or value its investments. You should consult your accompanying variable contract prospectus for additional information about processing orders.

A Portfolio’s net asset value (NAV) per share is the total market value of the Portfolio’s securities and other assets minus its liabilities divided by the total number of shares outstanding. Because the value of each Portfolio’s securities changes every business day, the Portfolio’s share price usually changes as well.

Each Portfolio calculates its NAV per share at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time). The NYSE generally is open every day for trading, except:

Saturday	Presidents’ Day	Labor Day
Sunday	Good Friday	Thanksgiving Day
New Year’s Day	Memorial Day	Christmas Day
Martin Luther King, Jr. Day	Independence Day

The NAV is generally based on the market price of the securities held in a Portfolio. Securities held by all Portfolios other than the Money Market Portfolio are valued based on readily available market quotations.

The NAV for the Money Market Portfolio is determined using the amortized cost method. In this method, securities are valued at the time of purchase at cost and thereafter assume a constant amortization to maturity of any discount or premium. This method does not take into account unrealized gains and losses, nor does it consider the impact of fluctuating interest rates on the market value of the security. The Money Market Portfolio will attempt to maintain a constant net asset value of $1.00 per share; however, there can be no assurance that it will be able to do so.

Under the direction of the Board of Trustees, the Portfolios may use a practice known as fair value pricing under the following circumstances:

☐	Market quotations are not readily available for a security or other asset
☐	An event occurs after an exchange closes that is likely to affect the value of a security
☐	The Portfolio’s management strongly believes a market price is not reflective of a security’s appropriate price

Using fair value pricing to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the Portfolio does not calculate its NAV and thus may affect the Portfolio’s NAV on days during which shareholders cannot purchase or redeem shares.

Market Timing Policy

Each Portfolio is intended to be an underlying investment vehicle for variable contracts, which in turn are designed as long-term investments. As such, the Portfolios, except for the Money Market Portfolio, are not appropriate investment vehicles for owners of variable contracts indirectly invested in the Portfolios to engage in market timing or other trading strategies that entail frequent purchases, redemptions or exchanges of shares of the Portfolios (“market timing activities”). Specifically, the High Yield Portfolio blocks trades that are the second transaction in a purchase and sale or sale and purchase in less than ninety (90) days. The Trust does not accommodate market timing activities.

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Market timing activities may disrupt the normal management of a Portfolio by requiring that its management (1) invest a greater proportion of the Portfolio’s assets in money market instruments or other very liquid holdings than management ordinarily would otherwise invest in accordance with the Portfolio’s investment strategies, and (2) prematurely liquidate certain investments at unfavorable prices. Market timing activities also may increase brokerage commissions and other portfolio transaction expenses which would negatively impact a Portfolio’s investment returns. Furthermore, activities that arbitrage the changing value of a Portfolio’s assets between daily pricing may dilute the value of shares held by long-term investors.

To discourage market timing activities, the Board has adopted market timing policies and has approved procedures for implementing these policies. Although each separate account of the Participating Insurance Companies typically purchases or redeems shares of the Portfolios each day, the Trust does not consider these transactions to be indicative of market timing activities. However, certain transactions, including transactions that are large in relation to a Portfolio’s size and that are not the random result of net variable contract owner transactions in a separate account, may be deemed to be market timing activities. In such instances, the Trust will take appropriate action to deter these transactions. Such measures the Trust may take include (1) requesting that each separate account implement effective processes to identify and deter market timing activities by owners of variable contracts issued through it, (2) ceasing sales of additional shares of one or more Portfolios to a separate account through which contract owners engaging in market timing activities are operating, and (3) if required by applicable law or deemed advisable by the Board, adopting redemption fees for shares issued to one or more separate accounts. Because these actions may be particular to a separate account and subject to negotiation between the Trust and a Participating Insurance Company, these actions may vary from variable insurance contract to variable insurance contract. Because actions may vary, some variable insurance contract owners may be treated differently from others and as a result, some variable insurance contract owners may still engage in market timing, while other variable insurance contract owners may bear the adverse effects of market timing.

The Trust requests that each Participating Insurance Company separate account identify and deter market timing activities by contract owners. However, the Trust cannot control the efforts of the Participating Insurance Companies and cannot guarantee that they will be successful in identifying and deterring market timing activities. In the past, contract owners and their agents (brokers, financial planners and other agents acting on behalf of a contract owner) have been adept at evading efforts to deter market timing activities established by life insurance companies, making it particularly difficult to detect such trading. Market timing activities may disrupt portfolio management strategies, increase brokerage and other transaction costs, and negatively impact fund performance for all variable insurance contract owners. Therefore, an investment in a Portfolio is subject to the risks associated with market timing activities.

Portfolio Holdings Disclosure

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ securities holdings is available in the Statement of Additional Information (SAI).

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Dividends and Distributions

Each Portfolio distributes at least 90% of its net investment income to its shareholders to meet requirements of the Internal Revenue Code applicable to regulated investment companies. Owners of variable products should understand that they will not receive any dividends or other distributions directly from the Trust or any of the Portfolios. All such dividends and other distributions are payable to, and automatically reinvested by, the separate accounts of the insurance company in which contract premiums are invested.

Dividends from net investment income are declared and reinvested in additional full and fractional shares by each Portfolio according to the schedule below. The Trustees may elect to change dividend distribution intervals.

Schedule of Net Investment Income Dividend Reinvestments

Portfolio	Declared and Reinvested
Equity Portfolio	Annually
Balanced Portfolio	Quarterly
High Yield Portfolio	Monthly
Fixed Income Portfolio	Monthly
Government Securities Portfolio	Monthly
Money Market Portfolio	Daily

Capital gains — i.e., the excess of net long-term capital gain over net short-term capital loss — are generally declared and distributed to shareholders annually after the close of the Portfolio’s fiscal year.

See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the insurance company separate accounts.

Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) and meet certain diversification requirements applicable to separate accounts that invest in mutual funds. In so qualifying, each Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts of the Participating Insurance Companies each year.

Because the separate accounts of the Participating Insurance Companies are the only shareholders of the Trust, no discussion is included in this Prospectus as to the federal income tax consequences at the shareholder level. For information regarding the federal tax consequences to owners of variable annuity contracts or variable life insurance contracts, see the attached prospectus for such variable contract.

Distribution and Service Plans

The Trust has adopted a Distribution and Service Plan (12b-1 Plan) to compensate Conseco Equity Sales, Inc., the Trust’s principal underwriter, for its distribution and marketing services and for servicing shareholder accounts with respect to each of the Portfolios except the Money Market Portfolio. Fees are paid under the Distribution and Service Plan to Conseco Equity Sales, Inc. and may not exceed 0.25% annually of the average daily net assets. The distribution and service fees are paid out of the assets of each Portfolio on an ongoing basis and will increase the cost of your investment over time.

Conseco Equity Sales, Inc. may make payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and sales related costs.

In addition, the Advisor may pay additional compensation, out of the Advisor’s own assets, to Jefferson National Life Insurance Company (“Jefferson National”), certain insurance companies and other intermediaries or their affiliates, based on sales of assets attributable to a firm, or such other criteria agreed to by the Advisor. Such payments will not increase any Portfolios’ Net Expenses as defined in the section “Annual Operating Expenses” on page 21 of this prospectus. The firms to which these payments may be made are determined by the Advisor. These payments may provide an incentive, in additional to any distribution fees paid by the Distributor pursuant to Rule 12b-1, to these firms to actively promote the 40|86 Series Trust Portfolios or cooperate with other promotional efforts.

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Financial Highlights

The financial highlights table is intended to help you understand the Trust’s financial performance with respect to each of its Portfolios for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust’s financial statements, is included in the Trust’s annual report, which is available upon request.

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Financial Highlights

For a share outstanding throughout each year ended December 31,

	EQUITY PORTFOLIO
	2005	2004	2003	2002	2001
Net asset value per share, beginning of period	$24.53	$20.42	$14.92	$17.30	$19.43
Income from investment operations:
Net investment income (loss)	0.13	0.08	0.06	0.06	0.07
Net realized gain (loss) and change in unrealized appreciation or depreciation on investments	2.69	4.20	5.49	(2.38)	(2.07)
Total income (loss) from investment operations	2.82	4.28	5.55	(2.32)	(2.00)
Distributions:
Dividends from net investment income	(0.13)	(0.08)	(0.05)	(0.06)	(0.07)
Distributions of net realized gain	(2.53)	(0.09)	—	—	(0.06)
Total distributions	(2.66)	(0.17)	(0.05)	(0.06)	(0.13)
Net asset value per share, end of period	$24.69	$24.53	$20.42	$14.92	$17.30
Total return (a)(b)	11.43%	20.94%	37.17%	(13.42)%	(10.30)%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$171,779	$168,901	$165,798	$148,881	$233,983
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.20%	1.13%	1.14%	1.15%	1.02%
After expense reimbursement	1.10%	1.10	1.10%	1.10%	1.02%
Ratio of net investment income (loss) to average net assets (b)	0.48%	0.38%	0.28%	0.32%	0.38%
Portfolio turnover rate	90%	89%	107%	102%	133%

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts. If such expenses were included, returns would be lower.

(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 1.10% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2007.

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Financial Highlights

For a share outstanding throughout each year ended December 31,

	BALANCED PORTFOLIO
	2005	2004	2003	2002	2001
Net asset value per share, beginning of period	$13.42	$12.35	$10.25	$12.16	$13.45
Income from investment operations:
Net investment income	0.23	0.26	0.27	0.36	0.40
Net realized gain (loss) and change in unrealized appreciation or depreciation on investments	0.52	1.07	2.09	(1.91)	(1.29)
Total income (loss) from investment operations	0.75	1.33	2.36	(1.55)	(0.89)
Distributions:
Dividends from net investment income	(0.23)	(0.26)	(0.26)	(0.36)	(0.40)
Distributions of net realized gain	—	—	—	—	(0.00	)(c)
Total distributions	(0.23)	(0.26)	(0.26)	(0.36)	(0.40)
Net asset value per share, end of period	$13.94	$13.42	$12.35	$10.25	$12.16
Total return (a)(b)	5.63%	10.84%	23.29%	(12.87)%	(6.60)%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$43,511	$47,056	$48,282	$44,455	$71,635
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.22%	1.14%	1.15%	1.18%	1.04%
After expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.04%
Ratio of net investment income to average net assets (b)	1.66%	2.03%	2.27%	3.11%	3.16%
Portfolio turnover rate	91%	97%	100%	180%	239%

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts. If such expenses were included, returns would be lower.

(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 1.10% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2007.

(c)	Amount calculated is less than $0.005 per share.

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Financial Highlights

For a share outstanding throughout each year ended December 31,

	HIGH YIELD PORTFOLIO
	2005	2004	2003	2002	2001
Net asset value per share, beginning of period	$10.40	$10.53	$8.86	$9.28	$10.07
Income from investment operations:
Net investment income	0.62	0.71	0.67	0.86	1.10
Net realized gain (loss) and change in unrealized appreciation or depreciation on investments	(0.50)	0.37	1.68	(0.42)	(0.78)
Total income from investment operations	0.12	1.08	2.35	0.44	0.32
Distributions:
Dividends from net investment income	(0.62)	(0.70)	(0.68)	(0.86)	(1.11)
Distributions of net realized gain	(0.52)	(0.51)	—	—	—
Total distributions	(1.14)	(1.21)	(0.68)	(0.86)	(1.11)
Net asset value per share, end of period	$9.38	$10.40	$10.53	$8.86	$9.28
Total return (a)(b)	1.15%	10.69%	27.38%	5.47%	3.17%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$8,759	$8,876	$10,941	$9,202	$7,091
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.36%	1.24%	1.25%	1.47%	1.11%
After expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.11%
Ratio of net investment income to average net assets (b)(e)	6.01%	6.53%	6.53%	8.95%	11.12%
Portfolio turnover rate	125%	177%	126%	258%	232%

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts. If such expenses were included, returns would be lower.

(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 1.15% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2007.

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Financial Highlights

For a share outstanding throughout each year ended December 31,

	FIXED INCOME PORTFOLIO
	2005	2004	2003	2002	2001
Net asset value per share, beginning of period	$10.10	$10.08	$9.66	$9.88	$9.63
Income from investment operations:
Net investment income	0.44	0.44	0.46	0.58	0.59
Net realized gain (loss) and change in unrealized appreciation or depreciation on investments	(0.22)	0.02	0.42	(0.13)	0.25
Total income (loss) from investment operations	0.22	0.46	0.88	0.45	0.84
Distributions:
Dividends from net investment income	(0.44)	(0.44)	(0.46)	(0.58)	(0.59)
Distributions of net realized gain	—	—	—	(0.09)	—
Total distributions	(0.44)	(0.44)	(0.46)	(0.67)	(0.59)
Net asset value per share, end of period	$9.88	$10.10	$10.08	$9.66	$9.88
Total return (a)(b)	2.26%	4.74%	9.33%	4.68%	8.84%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$23,091	$27,448	$35,068	$41,957	$60,649
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.06%	0.98%	1.00%	1.02%	0.91%
After expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.91%
Ratio of net investment income to average net assets (b)	4.33%	4.40%	4.61%	5.86%	5.96%
Portfolio turnover rate	197%	226%	307%	371%	515%

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts. If such expenses were included, returns would be lower.

(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.95% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2007.

34

Financial Highlights

For a share outstanding throughout each year ended December 31,

	GOVERNMENT SECURITIES PORTFOLIO
	2005	2004	2003	2002	2001
Net asset value per share, beginning of period	$11.59	$11.70	$12.04	$11.70	$11.54
Income from investment operations:
Net investment income	0.39	0.40	0.42	0.47	0.54
Net realized gain (loss) and change in unrealized appreciation or depreciation on investments	(0.19)	(0.11)	(0.25)	0.60	0.16
Total income (loss) from investment operations	0.20	0.29	0.17	1.07	0.70
Distributions:
Dividends from net investment income	(0.43)	(0.40)	(0.42)	(0.47)	(0.54)
Distributions of net realized gain	—	—	(0.09)	(0.26)	—
Total distributions	(0.43)	(0.40)	(0.51)	(0.73)	(0.54)
Net asset value per share, end of period	$11.36	$11.59	$11.70	$12.04	$11.70
Total return (a)(b)	1.73%	2.48%	1.36%	9.33%	6.13%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$12,209	$14,565	$22,791	$41,676	$31,267
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.06%	0.94%	1.04%	0.99%	0.91%
After expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.91%
Ratio of net investment income to average net assets (b)	3.40%	3.29%	3.32%	3.78%	4.60%
Portfolio turnover rate	189%	250%	175%	174%	199%

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts. If such expenses were included, returns would be lower.

(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.95% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2007.

35

Financial Highlights

For a share outstanding throughout each year ended December 31,

	MONEY MARKET PORTFOLIO
	2005	2004		2003	2002		2001
Net asset value per share, beginning of period	$1.00	$1.00		$1.00	$1.00		$1.00
Income from investment operations:
Net investment income	0.03	0.01		0.01	0.01		0.04
Net realized gain (loss) and change in unrealized appreciation or depreciation on investments	(0.00)	(0.00	)(c)	—	(0.00	)(c)	0.00 (c)
Total income from investment operations	0.03	0.01		0.01	0.01		0.04
Distributions:
Dividends from net investment income	(0.03)	(0.01)		(0.01)	(0.01)		(0.04)
Distributions of net realized gain	—	—		—	(0.00	)(c)	—
Total distributions	(0.03)	(0.01)		(0.01)	(0.01)		(0.04)
Net asset value per share, end of period	$1.00	$1.00		$1.00	$1.00		$1.00
Total return (a)(b)	2.89%	0.93%		0.63%	1.24%		3.97%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$40,340	$33,755		$41,965	$95,767		$129,530
Ratio of expenses to average net assets (b):
Before expense reimbursement	0.83%	0.71%		0.76%	0.73%		0.72%
After expense reimbursement	0.45%	0.45%		0.45%	0.45%		0.43%
Ratio of net investment income to average net assets (b)	2.90%	1.16%		0.64%	1.23%		3.74%

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts. If such expenses were included, returns would be lower.

(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.45% on an annual basis. These contractual limits may be discontinued at any time after April 30, 2007.

(c)	Amount calculated is less than $0.005 per share.

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For More Information

Annual and Semi-Annual Shareholder Reports

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its most recent fiscal year.

Statement Of Additional Information (SAI)

The SAI provides additional information about the Trust and each Portfolio. The SAI is on file with the Securities and Exchange Commission (SEC) and legally considered part of this prospectus.

You may obtain a shareholder report, SAI or other information free upon request and make shareholder inquiries:

By Telephone
Call 866-667-0564

By Mail
40|86 Series Trust
Attn: Administrative Offices
11825 N. Pennsylvania Street
Carmel, IN 46032

By Email
ir@conseco.com

On The Internet
The Trust does not have its own Internet Web site, but text-only versions of the prospectuses and other documents pertaining to the Portfolios can be viewed online or downloaded from the SEC’s Internet site located at: http://www.sec.gov

Information about the Trust (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by e-mailing the SEC at publicinfor@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Registration Number: 811-3641

37

PART B

40|86 Series Trust

Statement of Additional Information
May 1, 2006

This Statement of Additional Information (“SAI”) is not a prospectus. It contains additional information about the 40|86 Series Trust (the “Trust”) and should be read in conjunction with the Trust’s Prospectus dated May 1, 2006. You can obtain a copy by contacting the Trust’s Administrative Office, 11825 N. Pennsylvania Street, Carmel, Indiana 46032 or by phoning 866-667-0564.

Investment Adviser

PORTFOLIO HISTORY

The 40|86 Series Trust (the “Trust”) was organized as a Massachusetts business trust on November 15, 1982. The Trust is a no-load, open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”). The Trust is a “series” type of mutual fund which issues separate series of shares, each of which currently represents a separate portfolio of investments. The Trust’s series of shares are issued and redeemed at net asset value without a sales load. This SAI relates to the shares of six portfolios (“Portfolios”) of the Trust, each with its own investment objective or objectives and investment policies. Each of the Portfolios is “diversified” under the 1940 Act. There is no assurance that any of the Portfolios will achieve its investment objective. The various Portfolios may be used independently or in combination. 40|86 Advisors, Inc. is the Investment Adviser (“40|86” or the “Adviser”) to 40|86 Series Trust.

The shares of the Portfolios are offered to insurance companies in order to fund certain of their separate accounts used to support variable annuity and variable life insurance contracts (the “Contracts”). Although not currently doing so, 40|86 Series Trust may also serve as an investment medium for qualified pension and retirement plans outside of the separate account context. The rights of an insurance company holding Trust shares for a separate account are different from the rights of the owner of a Contract. The terms “shareholder” or “shareholders” in this SAI shall refer to the insurance companies, and not to any Contract owner.

The Trust serves as the underlying investment medium for sums invested in Contracts issued by an affiliated insurance company, Washington National Life Insurance Company (“Washington National”), and unaffiliated insurance companies, such as, Jefferson National Life Insurance Company. Trust shares are not offered directly to and may not be purchased directly by members of the public.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Portfolios and their activities. These are fundamental policies and may not be changed without the approval of the holders of a “majority” of the outstanding shares of each Portfolio affected. Under the 1940 Act, the vote of such a “majority” means the vote of the holders of the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares. A change in policy affecting only one Portfolio may be effected with the approval of the holders of a “majority” of the outstanding shares of such Portfolio.

High Yield Portfolio

The High Yield Portfolio may not (except as noted):

1.
Purchase or sell commodities or commodity contracts except that a Portfolio may purchase or sell options, futures contracts, and options on futures contracts and may engage in interest rate and foreign currency transactions;

2.
Borrow money, except that a Portfolio may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3 percent of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings); and except that a Portfolio may borrow from any person up to 5 percent of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments);

3.
Underwrite securities of other issuers except to the extent that a Portfolio may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase or sale of portfolio securities;

4.
With respect to 75 percent of the High Yield Portfolio's total assets, purchase the securities of any issuer if (a) more than 5 percent of the Portfolio's total assets would be invested in the securities of that issuer or (b) the Portfolio would own more than 10 percent of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

5.
Purchase any security if thereafter 25 percent or more of the total assets of the Portfolio would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6.	Purchase or sell real estate, except that a Portfolio may purchase securities which are issued by companies which invest in real estate or which are secured by real estate or interests therein;

7.
Make loans of its assets if, as a result, more than 33-1/3 percent of the Portfolio's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments; or

8.	Issue any senior security, except as permitted under the 1940 Act.

Equity Portfolio, Balanced Portfolio, Fixed Income Portfolio, Government Securities Portfolio and Money Market Portfolio

The Equity Portfolio, Balanced Portfolio, Fixed Income Portfolio, Government Securities Portfolio and Money Market Portfolio may not (except as noted):

1.
Purchase securities on margin or sell securities short, except that Portfolios engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that each Portfolio (except the Money Market Portfolio) may make short sales against the box and that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2.
Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Portfolio (except the Money Market Portfolio) may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and (b) the Balanced Portfolio may engage in futures contracts on gold;

3.
Borrow money or pledge, mortgage, or assign assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectus and in this Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Portfolio’s assets)

4.	Underwrite securities of other issuers;

5.
With respect to 75 percent of its total assets, invest more than 5 percent of its assets in the securities of one issuer if thereafter the Portfolio in question would have more than 5 percent of its assets in the securities of any issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6.	Invest in securities of a company for the purpose of exercising control or management;

7.
Write, purchase or sell puts, calls or any combination thereof, except that the Government Securities Portfolio, the Fixed Income Portfolio, the Balanced Portfolio and the Equity Portfolio may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25 percent of the assets of the Portfolio are subject to covered or secured calls and puts, and except that the Government Securities Portfolio, Fixed Income Portfolio, Balanced Portfolio and Equity Portfolio may purchase calls and puts with a value of up to 5 percent of each such Portfolio’s net assets;

3

8.	Participate on a joint, or on a joint and several basis, in any trading account in securities;

9.
Invest in the securities of issuers in any one industry if thereafter more than 25 percent of the assets of the Portfolio in question would be invested in securities of issuers in that industry; investing in cash items (including time and demand deposits such as certificates of deposit of domestic banks), U.S. Government securities, or repurchase agreements as to these securities, shall not be considered investments in an industry;

10.	Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate interests therein; or

11.	Lend any of its assets except to purchase or hold money market instruments permitted by its investment objective and policies.

In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted certain criteria (which are not fundamental policies) to be followed by the Portfolios. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized as defined therein, (c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions for the High Yield Portfolio are designated as non-fundamental and may be changed by the Trust’s Board of Trustees (“Board”) without shareholder approval.

1.
Sell securities short in an amount exceeding 15 percent of its assets, except that a Portfolio may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short;

2.
Purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin; or

3.
Make loans of its assets, except that a Portfolio may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33-1/3 percent of the value of the Portfolio's total assets.

The following investment strategies are each designated as a non-fundamental policy with respect to each named Portfolio and may be changed by the Board without shareholder approval and upon providing shareholders with 60 days notice. These investment strategies are in compliance with Rule 35d-1 under the 1940 Act concerning investment company names.

Equity Portfolio: The Portfolio will invest at least 80 percent of its assets in U.S. common stocks.

High Yield Portfolio: The Portfolio will invest at least 80 percent of its assets in below investment grade (“high yield”) bonds.

Fixed Income Portfolio: The Portfolio will invest at least 80 percent of its assets in investment grade bonds.

Government Securities Portfolio: The Portfolio will invest at least 80 percent of its assets in securities issued by the U.S. Government or an agency or instrumentality of the U.S. Government.

4

INVESTMENT STRATEGIES

In addition to the investment strategies described in the Prospectus, the Equity Portfolio may:

•	Invest in below investment grade securities, commonly known as “junk bonds”.

•
Use various investment strategies and techniques when the Adviser or Sub-Adviser determines that such use is appropriate in an effort to meet the Portfolio’s investment objectives. Such strategies and techniques include, but not limited to: writing listed “covered” call and “secured” put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depositary Receipts (“ADRs”); purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short “against the box.” See “Description of Securities and Investment Techniques” below for further information.

In addition to the investment strategies described in the Prospectus, the Balanced Portfolio may:

•
If the Adviser or Sub-Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, invest up to 10 percent of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals.

•	Invest in below investment grade securities, commonly known as “junk bonds”.

•	Invest in zero coupon securities and payment-in-kind securities.

•
Invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Balanced Portfolio will not invest more than 50 percent of its total assets (measured at the time of investment) in foreign securities. See “Description of Securities and Investment Techniques” below for further information.

•
Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio’s investment objective, including but not limited to: writing listed “covered” call and “secured” put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency transactions and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short “against the box.” See “Description of Securities and Investment Techniques” below for further information.

In addition to the investment strategies described in the Prospectus, the High Yield Portfolio may:

•
Invest in below investment grade securities which include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Portfolio may invest in securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's ("S&P"), securities comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest.

5

•	Invest in high yield municipal securities. The interest on the municipal securities in which the Portfolio invests typically is not except from federal income tax.

•	Invest in zero coupon securities and payment-in-kind securities.

•
Invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Portfolio may invest up to 50 percent of its total assets (measured at the time of investment) in foreign securities; however, the Portfolio presently does not intend to invest more than 25 percent of its total assets in such securities. In addition, the Portfolio presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.

•
Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Portfolio will not (1) with respect to 75 percent of the total assets, invest more than 5 percent in any one issuer, except for U.S. Government securities or (2) with respect to total assets, invest 25 percent or more in securities of issuers having their principal business activities in the same industry.

•
The Portfolio's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Portfolio or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities, including municipal securities.

•
Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the Fixed Income Portfolio may:

•
Invest up to 15 percent of the Portfolio’s assets directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities.

•	Invest up to 35 percent of the Portfolio’s assets in debt securities below investment grade.

•
Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio’s investment objective. Such strategies and techniques include, but are not limited to, writing listed “covered” call and “secured” put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short “against the box.” See “Description of Securities and Investment Techniques” below for further information.

6

In addition to the investment strategies described in the Prospectus, the Government Securities Portfolio may:

•	Invest the portion of the investment Portfolio which is not invested in U.S. Government securities, in high rated debt securities that the Adviser believes will not expose the Portfolio to undue risk.

•
Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio’s investment objective. Such strategies and techniques include, but are not limited to, writing listed “covered” call and “secured” put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short “against the box.” See “Description of Securities and Investment Techniques” below for further information.

In addition to the investment strategies described in the Prospectus, the Money Market Portfolio may:

•
Invest only in U.S. dollar-denominated money market instruments that present “minimal credit risk.” At least 95 percent of the Money Market Portfolio’s total assets, as measured at the time of investment, must be eligible securities as that term is defined in SEC Rule 2a-7. In general, a money market investment is an eligible security if (1) if it is rated in the highest rating category by (i) any two nationally recognized statistical rating organization ("NRSRO") or, (ii) by the only NRSRO that rated the security; (2) if, in the case of an instrument with a remaining maturity of 13 months or less that was long-term at the time of issuance, the issuer thereof has short-term debt obligations comparable in priority and securities to such security, and that are rated in the highest rating category by (i) any two NRSROs or (ii) the only NRSRO that has rated the security; or (3) in the case of an unrated security, such security is of comparable quality to a security in the highest rating category as determined by the Adviser.

•
With respect to no more than 5 percent of its total assets, measured at the time of investment, invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

•
Not invest more than 5 percent of its total assets, measured at the time of investment, in securities of any one issuer, except that this limitation shall not apply to U.S. Government securities, and repurchase agreements thereon and except that the Portfolio may invest more than 5 percent of its total assets in securities of a single issuer that are of the highest quality for a period of up to three business days.

•
Not invest more than the greater of 1 percent of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities.

•	From time to time, purchase securities on a when-issued or delayed delivery basis.

•	Also enter into repurchase agreements.

TEMPORARY DEFENSIVE POSITIONS

When unusual market or other conditions warrant, a Portfolio may temporarily depart from its investment objective. In assuming a temporary defensive position, each Portfolio may make investments as follows:

The Equity Portfolio, Balanced Portfolio and High Yield Portfolio may invest in money market instruments without limit.

The Fixed Income Portfolio may invest in an unlimited amount of cash or money market instruments.

7

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Money Market Portfolio does not have a stated portfolio turnover matrix as securities of the type in which it invests are excluded in the usual calculation of that rate. The remaining Portfolios do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives.

Because of the Adviser’s and Sub-Adviser’s active management style, those Portfolios managed directly by the Adviser generally have a higher portfolio turnover than other portfolios and therefore, may have higher taxable distribution and increased trading costs which may impact performance. The following is a list of the Portfolios’ portfolio turnover rates for the fiscal year ended December 31, 2004 and 2005:

	Year Ended
Portfolio Name	2004	2005
Equity Portfolio	89%	90%
Balanced Portfolio	97%	91%
High Yield Portfolio	177%	125%
Fixed Income Portfolio	226%	197%
Government Securities Portfolio	250%	189%

Turnover rates in excess of 100 percent generally result in higher transaction costs and a possible increase in realized short-term capital gains or losses.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The different types of securities and investment techniques common to one or more Portfolios all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Portfolios and their risks are described in greater detail below.

The investment objectives of the Portfolios are not fundamental. Unless specifically designated otherwise, all investment policies and practices described in this SAI are not fundamental, meaning that the Trust’s Board of Trustees (“Board”) may change them without shareholder approval.

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The following discussion describes in greater detail different types of securities and investment techniques used by the individual Portfolios, as well as the risks associated with such securities and techniques.

U.S. Government Securities and Securities of International Organizations

All of the Portfolios may invest in U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.

All of the Portfolios may purchase obligations issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the “World Bank”), which are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

Municipal Obligations

The Portfolios may invest in Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

Small and Medium Capitalization Companies

The Equity Portfolio may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations. When making large sales, a Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in this Portfolio may be subject to greater price fluctuations than an investment in a portfolio that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Portfolios than in a portfolio that invests in larger, more established companies.

Preferred Stock

Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

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Debt Securities

All Portfolios may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and the Balanced Portfolio, the High Yield Portfolio and the Fixed Income Portfolio may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade category debt securities, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated Baa or BBB (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

Corporate debt securities may pay fixed or variable rates of interest or interest at a rate contingent upon some other factor, such as price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security’s governing instrument.

In selecting corporate debt securities for the High Yield Portfolio, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

As discussed more fully earlier in the SAI, the Money Market Portfolio may invest in rated debt securities only if they are rated in one of the two highest short-term ratings categories. The Fixed Income Portfolio and Government Securities Portfolio will invest in rated debt securities only if they are rated “investment grade,” except that the Fixed Income Portfolio may invest up to 35 percent of the Portfolio’s assets in below investment grade debt securities. The Equity Portfolio and the Balanced Portfolio will not invest in rated debt securities which are rated below Caa/CCC. All Portfolios may invest in unrated securities as long as the Adviser determines that such securities have investment characteristics comparable to securities that would be eligible for investment by a Portfolio by virtue of a rating. Many securities of foreign issuers are not rated by Moody’s or Standard & Poor’s; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Adviser.

Below Investment Grade Securities

In General. The Equity Portfolio, the Balanced Portfolio, the High Yield Portfolio and the Fixed Income Portfolio may invest in below investment grade securities. Below investment grade securities (also referred to as “high yield securities”) are securities rated BB+ or lower by S&P or Ba1 or lower by Moody’s, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. As discussed below, these risks are significantly greater in the case of below investment grade securities.

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Below investment grade securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Subsequent to purchase by a Portfolio (except the High Yield Portfolio), an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount as set forth in the Prospectus and this SAI.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Portfolio’s investment objective may be more dependent on the Adviser’s own credit analysis than is the case for higher rated securities. Although the Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market. The Adviser’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Adviser buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Portfolio's ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

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Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Portfolio’s ability to achieve its investment objective.

Mortgage-Backed Securities

Each Portfolio other than the Money Market Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are interests in “pools” of mortgage loans made to residential home buyers including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see “Mortgage Pass-Through Securities,” below). These Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see “Collateralized Mortgage Obligations” below), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which periodic payments of both interest and principal on the securities are made by “passing through” periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, (“GNMA”)), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

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GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

FNMA and FHLMC Mortgage-Backed Obligations. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations and Mortgage-Backed Bonds. All Portfolios other than the Money Market Portfolio may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations (“CMOs”) or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss. If new types of mortgage-related securities are developed and offered to other types of investors, investments in such securities will be considered.

Stripped Mortgage-Backed Securities. The High Yield Portfolio may invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Portfolio may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Portfolio's limit on illiquid securities.

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Risks of Mortgage-Backed Securities. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

Asset-Backed Securities

Each Portfolio other than the Money Market Portfolio may purchase asset-backed securities. Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

Zero Coupon Bonds

The Balanced Portfolio, Fixed Income Portfolio and High Yield Portfolio may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

The original issue discount on zero coupon bonds must be included in a Portfolio’s income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Portfolio’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Portfolio and when the Portfolio would not otherwise choose to dispose of the assets.

Pay-In-Kind Bonds

The Balanced Portfolio, Fixed Income Portfolio and Yield Portfolio may invest in pay-in-kind bonds. These bonds pay “interest” through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date and the Portfolio may obtain no return at all on its investment if the issuer defaults.

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The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Portfolio most likely will be required to distribute income accrued with respect to these securities, even though the Portfolio has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Trust Originated Preferred Securities

The High Yield Portfolio may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a Portfolio. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

Loan Participations and Assignments

The High Yield Portfolio may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be “issuers” of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Portfolio will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Portfolio when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Portfolio purchases a loan through an assignment, there is a possibility that the Portfolio will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Portfolio as a property owner.

In purchasing a loan participation, a Portfolio may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Portfolio may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Portfolio may be subject to claims of the lead bank’s creditors. A Portfolio's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Portfolio will be illiquid and therefore subject to the Portfolio's limit on illiquid investments.

Collateralized Bond Obligations

A collateralized bond obligation (“CBO”) is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed-income securities. The pool of high yield securities is separated into “tiers” representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

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Eurodollar and Yankeedollar Obligations

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities, as are United States banks, and such branches may not be subject to reserve requirements.

Foreign Securities

The Balanced Portfolio and the High Yield Portfolio may invest in equity securities of foreign issuers. The Balanced Portfolio and High Yield Portfolio may invest up to 50 percent of its net assets in such securities. The Equity Portfolio and Balanced Portfolio may invest in American Depositary Receipts (“ADRs”), which are described below. The Fixed Income Portfolio may invest in debt obligations of foreign issuers, including foreign governments and their agencies and instrumentalities.

Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Portfolio to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign and domestic exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Since the Balanced Portfolio and the High Yield Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in each Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Each Portfolio generally will incur costs in connection with conversion between various currencies.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All of the foregoing risks may be intensified in emerging markets.

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Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors in all cases.

ADRs are certificates issued by a U.S. bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Portfolio may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts (“EDRs”) are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

Restricted Securities, 144A Securities and Illiquid Securities

The Equity Portfolio, the Balanced Portfolio, the High Yield Portfolio, the Fixed Income Portfolio Government Securities Portfolio and the Money Market Portfolio may invest in restricted securities such as private placements, and in 144A securities. Once acquired, restricted securities may be sold by a Portfolio only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. If sold in a privately negotiated transaction, a Portfolio may have difficulty finding a buyer and may be required to sell at a price that is less than the Adviser or Sub-Adviser had anticipated. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.

Rule 144A securities, although not registered, may be resold to qualified institutional buyers and qualified purchasers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

A Portfolio may not invest in any illiquid restricted security if, after acquisition thereof, more than 15 percent of the Portfolio’s assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.

When-Issued and Delayed Delivery Securities

Each Portfolio may purchase securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. The Trust bears the risk that, on the settlement date, the market value of the securities may vary from the purchase price. At the time the Trust makes a commitment to purchase securities on a when- issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining the net asset value of the Portfolio in question. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent the Trust engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with the investment objective and policies of the respective Portfolio and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities of a Portfolio in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. The Adviser will ensure that such assets are segregated at all times and are sufficient to satisfy these obligations. The Portfolio may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is the Trust’s policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

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Variable and Floating Rate Securities

Each Portfolio may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days’ notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year.

Banking Industry and Savings Industry Obligations

Each Portfolio may invest in certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Equity Portfolio, High Yield Portfolio, Fixed Income Portfolio and Money Market Portfolio may each invest in obligations of foreign branches of domestic commercial banks and foreign banks so long as the securities are U.S. dollar-denominated. The Balanced Portfolio may also invest in these types of instruments, but such instruments will not necessarily be U.S. dollar-denominated. See “Foreign Securities” below for information regarding risks associated with investments in foreign securities.

The Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

1.
The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody’s or Standard & Poor’s, or, if the institution has no outstanding securities rated by Moody’s or Standard & Poor’s, it has, in the determination of the Adviser, similar credit-worthiness to institutions having outstanding securities so rated;

2.	In the case of a U.S. bank or S&L, its deposits are federally insured; and

3.
In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Commercial Paper

Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

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Standard and Poor’s Depositary Receipt (SPDRs)

The Portfolios may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

Repurchase Agreements and Reverse Repurchase Agreements

Each Portfolio may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Portfolio purchases U.S. Treasury obligations or U.S. Government securities (the “underlying securities”) from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return to the Portfolio. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Portfolio would realize a loss. A repurchase transaction will be subject to guidelines approved by the Board of Trustees of the Trust, which include monitoring the credit-worthiness of the parties with which the Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

A reverse repurchase agreement involves the temporary sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Such agreements are short-term in nature. A Portfolio will segregate cash or liquid securities whenever it enters into reverse repurchase agreements. Such transactions may be considered to be borrowings.

Although not one of the Trust’s fundamental policies, it is the Trust’s present policy not to enter into a repurchase transaction which will cause more than 10 percent of the assets of the Money Market Portfolio, the Government Securities Portfolio or the Fixed Income Portfolio to be subject to repurchase agreements having a maturity of more than seven days. This 10 percent limit also includes the aggregate of (i) fixed time deposits subject to withdrawal penalties, other than overnight deposits; and (ii) any restricted securities (i.e., securities which cannot freely be sold for legal reasons) and any securities for which market quotations are not readily available; however, this 10 percent limit does not include any obligations payable at principal amount plus accrued interest, on demand or within seven days after demand, and thus does not include repurchase agreements having a maturity of seven days or less.

Mortgage Dollar Rolls

In a mortgage dollar roll, a Portfolio sells a fixed-income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

In accordance with regulatory requirements, a Portfolio will segregate cash or liquid securities whenever it enters into mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Portfolios’ fundamental policies concerning borrowings.

Warrants

The Equity Portfolio and Balanced Portfolio may invest in warrants. Each of these Portfolios may invest up to 5 percent of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition, and each such Portfolio may acquire a warrant not listed on the New York or American Stock Exchanges if, after such acquisition, no more than 2 percent of the Portfolio’s net assets would be invested in such warrants.

The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit or loss than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Portfolio would lose its entire investment in such warrant.

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Interest Rate Transactions

The High Yield Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars.  A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Each Portfolio intends to use these transactions as a hedge and not as speculative investments.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

A Portfolio may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

A Portfolio will not enter into any interest rate transaction unless the unsecured senior debt or the claims- paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

Step Down Preferred Securities

Step down preferred securities are issued by a real estate investment trust (“REIT”) making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer’s equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

Futures Contracts

The Equity, Balanced, High Yield, Fixed Income and Government Securities may engage in futures contracts and may purchase and sell interest rate futures contracts. The Equity and Balanced Portfolios may purchase and sell stock index futures contracts, interest rate futures contracts, and futures contracts based upon other financial instruments and components. The Balanced Portfolio may also engage in gold and other precious metals futures contracts.

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Such investments may be made by these Portfolios solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held in a Portfolio or in which a Portfolio intends to purchase, and not for purposes of speculation.

General Description of Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

At the time a Portfolio enters into a futures contract, an amount of cash, or liquid securities equal to the fair market value less initial margin of the futures contract, will be deposited in a segregated account with the Trust’s custodian to collateralize the position and thereby ensure that such futures contract is covered. A Portfolio may be required to deposit additional assets in the segregated account in order to continue covering the contract as market conditions change. In addition, each Portfolio will comply with certain regulations of the Commodity Futures Trading Commission to qualify for an exclusion from being a “commodity pool operator”.

Interest Rate Futures Contracts. The Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may purchase and sell interest rate futures contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

These Portfolios may purchase and sell interest rate futures as a hedge against changes in interest rates that adversely impact the value of debt instruments and other interest rate sensitive securities being held by a Portfolio. A Portfolio might employ a hedging strategy whereby it would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

A Portfolio would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Portfolio to give up income on its investment since long-term rates normally exceed short-term rates.

Options on Futures Contracts. The Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may purchase options on interest rate futures contracts, although these Portfolios will not write options on any such contracts. A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Portfolio would close out its position before expiration by an offsetting purchase or sale.

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The Portfolios would enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described in “Options on Securities” below.

Stock Index Futures Contracts. The Equity and Balanced Portfolios may purchase and sell stock index futures contracts. A “stock index” assigns relative values to the common stocks included in an index (for example, the Standard & Poor’s 500 and Composite Stock Price Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of the the Equity Portfolio or the Balanced Portfolio correspond to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

1.	When a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

a.	Forego possible appreciation,

b.	Create a situation in which the securities would be difficult to repurchase, or

c.	Create substantial brokerage commission;

2.
When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

3.	To close out stock index futures purchase transactions.

Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against the possibility of not participating in such advance at a time when a Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1.
If the Portfolio is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

2.	To close out stock index futures sales transactions.

Gold Futures Contracts. The Balanced Portfolio may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Portfolio purchases a gold futures contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Portfolio sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Portfolio will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Portfolio will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

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Risks Associated With Futures and Futures Options. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Portfolio against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Portfolio from the opportunity to benefit from favorable movements in the underlying component. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Portfolio’s return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and credit-worthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

A Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade. A Portfolio will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Portfolio plus premiums paid by it for open futures options positions, excluding transactions entered into for bona fide hedging purposes and less the amount by which any such positions are “in-the-money” (i.e., the amount by which the value of the contract exceeds the exercise price), would exceed 5 percent of the Portfolio’s net assets.

Options on Securities and Securities Indices

The Equity, Balanced, Fixed Income and Government Securities Portfolios may purchase put and call options on securities, and the Equity and Balanced Portfolios may purchase put and call options on stock indices at such times as the Adviser deems appropriate and consistent with a Portfolio’s investment objective. Such Portfolios may also write listed “covered” calls and “secured” put options. A Portfolio may write covered and secured options with respect to not more than 25 percent of its net assets. A Portfolio may purchase call and put options with a value of up to 5 percent of its net assets. Each of these Portfolios may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

Purchasing Options on Securities. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller (“writer”) of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio would continue to receive interest income on such security.

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A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities which the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the option which is sold.

Writing Covered Call and Secured Put Options. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, the Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may each write “covered” call and “secured” put options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice from Options Clearing Corporation (“OCC”) if exchanged traded requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to protect partially against increases in the value or securities to be purchased, the Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may write “secured” put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

A Portfolio may write a call or put option only if the call option is “covered” or the put option is “secured” by the Portfolio. Under a covered call option, the Portfolio is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Portfolio must maintain, in a segregated account with the Trust’s custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Portfolio holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

Options on Securities Indices. The Equity and Balanced Portfolios may purchase call and put options on securities indices. Call and put options on securities indices also may be purchased or sold by a Portfolio for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Equity and Balanced Portfolios may write put and call options on securities indices. When such options are written, the Portfolio is required to maintain a segregated account consisting of cash, or liquid securities, or the Portfolio must purchase a like option of greater value that will expire no earlier than the option written. The purchase of such options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio’s securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

Risks of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

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There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on certain types of orders.

There also can be no assurance that a Portfolio would be able to liquidate an over-the-counter (“OTC”) option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees the completion of every exchange-traded option, OTC options are contracts between a Portfolio and a counter-party, with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Portfolio originally purchased the option.

Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying securities.

Foreign Currency Transactions

The Balanced Portfolio and High Yield Portfolio may enter into foreign currency futures contracts and forward currency contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio will not commit more than 15 percent of its total assets computed at market value at the time of commitment to a foreign currency futures or forward currency contracts. The Portfolio will purchase and sell such contracts for hedging purposes and not as an investment. The Portfolio will not enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges. A Portfolio entering into a forward currency contract incurs the risk of default by the counter party to the transaction.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a foreign currency futures or forward currency position, in which case a Portfolio might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

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Although the Balanced Portfolio and High Yield Portfolio values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options on Foreign Currencies

The Balanced Portfolio and High Yield Portfolio may invest up to 5 percent of its total assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. The Portfolio may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Portfolio may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The Balanced Portfolio and High Yield Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency, during the period the Portfolio holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. The Portfolio will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Portfolio may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Balanced Portfolio and High Yield Portfolio will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Portfolio cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

Segregation and Cover for Options, Futures and Other Financial Instruments

The use of the financial instruments discussed above, i.e., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts (collectively, “Financial Instruments”), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission (“CFTC”).

Each Portfolio is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). No Portfolio will enter into such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

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Securities Lending

The High Yield Portfolio may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100 percent of the market value of the loaned securities. The Equity, Balanced, Fixed Income and Government Securities Portfolios may lend securities to purchase or hold money market instruments permitted by each Portfolios’ investment objectives and policies. The Portfolios will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3 percent of the Portfolio’s total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser to be of good financial standing and that have been approved by the Board.

Borrowing

For temporary purposes, such as to facilitate redemptions, a Portfolio may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Portfolio would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio’s net asset value; money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Portfolio’s shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The use of derivatives in connection with leverage may create the potential for significant losses. The High Yield Portfolio may pledge assets in connection with permitted borrowings. As a manner of fundamental policy, the Portfolios may (1) borrow money from banks, and (2) enter into reverse repurchase agreements, provided that (1) and (2) in combination do not exceed 33 1/3 of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Additionally, the Portfolios may borrow from any person up to 5 percent of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments).

Investment in Securities of Other Investment Companies

Each Portfolio may purchase securities of other investment companies. Such securities have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds such as the Trust to invest in other investment companies within prescribed limitations. An investment company may invest in other investment companies if at the time of such investment (1) it does not purchase more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) the investment in all investment companies does not exceed 10 percent of assets. Each Portfolio will comply with all of these limitations with respect to the purchase of securities issued by other investment companies.

Investment companies in which the Portfolios may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Portfolio that invested in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Portfolio. The percentage limitations described above significantly limit the costs a Portfolio may incur in connection with such investments.

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Short Sales

The High Yield Portfolio may effect short sales. A short sale is a transaction in which a Portfolio sells a security in anticipation that the market price of the security will decline. A Portfolio may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns or anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale “against the box,” at the time of sale the Portfolio owns the security it sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Portfolio engages in a short sale (other than a short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

The effect of short selling on a Portfolio is similar to the effect of leverage. Short selling may exaggerate changes in a Portfolio’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Portfolio.

Variable Rate Demand Notes

Variable-rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

INVESTMENT PERFORMANCE

Non-Standardized Performance

In addition, in order to more completely represent a Portfolio’s performance or more accurately compare such performance to other measures of investment return, a Portfolio also may include in advertisements, sales literature and shareholder reports other total return performance data (“Non-Standardized Return”). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

From time to time, the Portfolios may advertise their performance compared to similar portfolios or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The Standard & Poor's MidCap 400 Index consists of 400 diverse domestic stocks of companies whose market capitalizations range from about $2 billion to $10 billion.

The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities and foreign targeted issues are not included in the Lehman Government Bond Index.

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The Lehman Government/Credit Bond Index is composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization..

The Lehman Brothers Mortgage Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages.

The Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

The Russell 1000 Index is an index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index. The index is capitalization-weighted and includes only common stocks belonging to corporations domiciled in the US and its territories and traded on the NYSE, NASDAQ or the AMEX. The Russell 1000 Index is adjusted once per year, in June, to reflect changes in rankings and shares outstanding.

The Russell MidCap Index is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The index is capitalization-weighted and includes only common stocks belonging to corporations domiciled in the US and its territories and traded on the NYSE, NASDAQ or the AMEX. The Russell MidCap Index is adjusted once per year, in June, to reflect changes in rankings and shares outstanding.

In addition, from time to time in reports and promotions (1) a Portfolio’s performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron’s which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Portfolio; (3) other statistics such as GNP and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Portfolio or the general economic, business, investment, or financial environment in which a Portfolio operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Portfolio’s performance; and (5) the sectors or industries in which a Portfolio invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Portfolio’s historical performance or current or potential value with respect to the particular industry or sector.

SECURITIES TRANSACTIONS

The Adviser and any Sub-Advisers are responsible for decisions to buy and sell securities for the Trust, broker-dealer selection, and negotiation of brokerage commission rates. The primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial portion of the Trust’s portfolio transactions in fixed-income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Trust. In certain instances, purchases of underwritten issues may be at prices which include underwriting fees.

In selecting a broker-dealer to execute each particular transaction, the Adviser and any Sub-Advisers will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the size of contribution of the broker-dealer to the investment performance of the Trust on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which the Adviser and any Sub-Advisers exercise investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement and custody, or required in connection therewith.

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Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser and any Sub-Advisers may select brokers who provide research or other services or who sell shares of the Portfolios to effect portfolio transactions. The Adviser and any Sub-Advisers may also select an affiliated broker to execute transactions for the Portfolios, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

The Adviser and any Sub-Advisers shall not be deemed to have acted unlawfully, or to have breached any duty created by a Portfolio’s Investment Advisory Agreement or otherwise, solely by reason of its having caused the Portfolio to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser and any Sub-Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser and any Sub-Advisers’ overall responsibilities with respect to the Portfolio. The Adviser and any Sub-Advisers allocate orders placed by them on behalf of these Portfolios in such amounts and proportions as the Adviser and any Sub-Advisers shall determine and the Adviser and any Sub-Advisers will report on said allocations regularly to a Portfolio indicating the broker-dealers to whom such allocations have been made and the basis therefore.

The receipt of research from broker-dealers may be useful to the Adviser and any Sub-Advisers in rendering investment management services to these Portfolios and/or the Adviser and any Sub-Advisers’ other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser and any Sub-Advisers in carrying out their obligations to these Portfolios. The receipt of such research will not be substituted for the independent research of the Adviser and any Sub-Advisers. It does enable the Adviser and any Sub-Advisers to reduce costs to less than those which would have been required to develop comparable information through their own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market-makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of each fixed-income Portfolio to take into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available. Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer that provides or has provided research services to the Portfolios. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.

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During the fiscal years ended December 31, 2003, 2004 and 2005 no Portfolio paid brokerage commissions to any affiliated brokers. The Board of Trustees periodically reviews the Advisers’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

During the fiscal years ended December 31, 2003, 2004 and 2005, respectively, each of the Portfolios listed below paid total brokerage commissions as indicated.

BROKERAGE COMMISSIONS PAID DURING MOST RECENT FISCAL YEARS
Portfolio Name	2003	2004	2005
Equity Portfolio	$537,917	$409,241	$309,629
Balanced Portfolio	$60,751	$53,742	$41,716
High Yield Portfolio	$84	$90	$48
Fixed Income Portfolio	$105	None	$60
Government Securities Portfolio	None	None	None
Money Market Portfolio	None	None	None

During the fiscal year ended December 31, 2005, each of the following portfolios acquired the securities of its “regular brokers or dealers” (as defined in the 1940 Act) (“Regular B/Ds”) as follows:

Equity Portfolio:
The Bear Stearns Companies, Inc.	$3,583,889
CIT Group, Inc.	$2,578,644
Goldman Sachs Group, Inc.	$2,000,000
Morgan Stanley Dean Witter & Co.	$576,890
Credit Suisse First Boston	$1,999,688
Merrill Lynch & Co., Inc.	$1,999,600

Balanced Portfolio:
The Bear Stearns Companies, Inc.	$115,530
The Goldman Sachs Group, Inc.	$268,191
Merrill Lynch & Co, Inc.	$426,699
Bank of America Corp.	$1,038,375
Morgan Stanley Dean Witter & Co.	$288,445
CIT Group, Inc.	$538,512
Citigroup, Inc.	$307,292
J.P. Morgan Chase & Co.	$529,465
Credit Suisse First Boston	$499,922

Fixed Income Portfolio:
Lehman Brothers Holdings, Inc.	$62,595
Bank of America	$289,707
The Bear Stearns Companies, Inc.	$321,837
J.P. Morgan Chase & Co.	$470,651
Credit Suisse First Boston	$87,422
Deutsche Bank AG	$217,330
Salomon Brothers	$475,448

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Government Securities Portfolio
Citigroup, Inc.	$326,968
Countrywide Securities, Inc.	$91,614

CONTROL PERSONS AND PRINCIPAL OWNERS

Any person owning more than 25 percent of each Portfolio’s shares may be considered a “controlling person” of that Portfolio under the 1940 Act. As of the date of this SAI, separate accounts of Jefferson National Life Insurance Company and Business Men’s Assurance Company of America, both insurance company unaffiliated with the Trust, and Washington National Insurance Company, an insurance company affiliated with the Trust, are the only shareholders of the Trust.

As of March 31, 2006, the following Shareholder owned shares that individually or in the aggregate had a total interest in the Portfolio of 5 percent or more:

Portfolio	Name of Shareholder	Percent of Outstanding Shares
Equity Portfolio	Jefferson National Life Insurance Company	99.4%
Balanced Portfolio	Jefferson National Life Insurance Company	97.4%
High Yield Portfolio	Jefferson National Life Insurance Company	100.0%
Fixed Income Portfolio	Jefferson National Life Insurance Company	99.9%
Government	Jefferson National Life Insurance Company	97.6%
Securities Portfolio
Money Market Portfolio	Jefferson National Life Insurance Company	99.9%

Jefferson National Life Insurance Company is located at 1002 S. 12th Street, Louisville, Kentucky 40210.

MANAGEMENT

The Adviser

The Adviser provides a continuous investment program for all or a designated portion of the assets of each Portfolio, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Portfolio. On December 1, 2000, the Adviser and the Trust executed a new investment advisory agreement to allow for the use of subadvisers to manage all or part of the assets of each of the Portfolios. The investment advisory agreement was subject to shareholder approval. On March 29, 2001, shareholders approved this agreement for all the Portfolios.

The Adviser is a wholly-owned subsidiary of Conseco, Inc. (“Conseco”), a publicly held financial services company (NYSE: CNO), whose mission is to be one of the premier provider of insurance products to America’s working families and seniors. The Adviser manages investments for Conseco, Inc., its affiliated insurance companies, structured products and another affiliated mutual fund. As of Dec. 31, 2005, 40|86 managed more than $26.2 billion.

Under its investment advisory agreement with the Trust, the Trust pays the Adviser an annual fee for its investment management services computed at an annualized percentage rate of the average daily value of the net assets of each Portfolio as follows:

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	Management Fee	Advisory Fees Accrued Fiscal Year Ended December 31
Portfolio		2003	2004	2005
Equity Portfolio	0.65%	$990,901	$1,012,074	$1,093,569
Balanced Portfolio	0.65%	$297,186	$301,732	$291,493
High Yield Portfolio	0.70%	$60,123	$66,535	$58,767
Fixed Income Portfolio	0.50%	$200,114	$151,897	$125,713
Government Securities Portfolio	0.50%	$179,027	$95,731	$65,367
Money Market Portfolio	0.35%	$387,468	$204,551	$172,202

The following table represents the total dollar amounts that the Adviser and Administrator have reimbursed or waived for each Portfolio for each fiscal year.

	Amount Reimbursed or Waived Fiscal Year Ended December 31
Portfolio	2003	2004	2005
Equity Portfolio	$64,540	$42,025	$163,295
Balanced Portfolio	$21,956	$18,765	$51,616
High Yield Portfolio	$8,570	$8,536	$17,536
Fixed Income Portfolio	$20,431	$8,208	$28,208
Government Securities Portfolio	$31,927	$(3,065)	$13,948
Money Market Portfolio	$237,653	$103,777	$129,638

Pursuant to a contractual arrangement with the Trust, the Adviser has agreed to waive fees and/or reimburse expenses through April 30, 2007, so that annual operating expenses of each Portfolio are limited to the following net expenses: 1.10 percent for the Equity Portfolio; 1.10 percent for the Balanced Portfolio; 1.15 percent for the High Yield Portfolio; 0.95 percent for the Fixed Income Portfolio; 0.95 percent for the Government Securities Portfolio; and 0.45 percent for the Money Market Portfolio. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Portfolio operating expenses. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived/and or reimbursed. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. As of December 31, 2005, the Adviser and Administrator have waived or reimbursed expenses that may be recouped at a later date as described above in the following amounts:

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	Year of Expiration Fiscal Year Ended December 31
Portfolio	2006	2007	2008
Equity Portfolio	$64,540	$42,025	$163,295
Balanced Portfolio	$21,956	$18,765	$51,616
High Yield Portfolio	$8,570	$8,536	$17,536
Fixed Income Portfolio	$20,431	$8,208	$28,208
Government Securities Portfolio	$31,927	$0	$13,948
Money Market Portfolio	$237,653	$103,777	$129,638

Pursuant to the expense limitation agreement, 40|86 Advisors, Inc. recouped $3,065 of expenses waived or reimbursed from the Government Securities Portfolio for the fiscal year ended December 31, 2004.

The Sub-Advisers

The Trust has received a “Managers of Managers" exemptive order from the SEC that permits the Adviser, subject to certain conditions, to enter into Sub-advisory Agreements with Sub-Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Manager of Managers Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing Portfolios, change the terms of particular Sub-advisory Agreements or continue the employment of existing Sub-Advisers after events occur that would otherwise cause a termination of the agreement under the 1940 Act and Sub-advisory Agreements. However, the Adviser may not enter into a sub-advisory agreement with an "affiliated person" of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser"), unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval would not be required for the termination of Sub-advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for a Portfolio at any time by a vote of a majority outstanding voting securities of a Portfolio.

The Adviser may retain one or more Sub-advisers, to provide investment advisory and portfolio management services with respect to the Portfolio, at the Advisers own cost and expense. When a Sub-adviser is retained, the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective Sub-advisers and ongoing supervision and monitoring of performance for each Sub-adviser. The Adviser will report to the Board of Trustees the results of its evaluation, supervision and monitoring functions.

On December 1, 2000, the Adviser signed a Sub-Advisory Contract with Chicago Equity Partners, LLC (CEP), located at 180N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, to sub-advise the Equity Portfolio and the equity portion of the Balanced Portfolio. The Adviser, not the Portfolio, pays the sub-advisory fee to CEP. This contract was subject to shareholder approval. On March 29, 2001, shareholders approved the sub-advisory contract between 40|86 and CEP for the Equity Portfolio and the equity portion of the Balanced Portfolio.

As compensation to the Sub-Adviser, the Adviser, not the sub-adviser Portfolio, pays the Sub-Adviser a fee in the amount of 0.30 percent of the average daily net assets of the Portfolio. During the fiscal years ended December 31, 2003, 2004 and 2005, the Adviser paid the Sub-Adviser the following Sub-Advisory fees respectively:

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	Sub-Advisory Fees Paid Fiscal Year Ended December 31
Portfolio	2003	2004	2005
Equity Portfolio	$457,339	$467,111	$504,724
Balanced Portfolio (equity portion of the Portfolio only)	$91,390	$99,984	$96,226

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

In continuing the Portfolios' Investment Advisory Agreement and Sub-Advisory Agreement, the Trustees requested and considered a wide range of information provided by the Adviser and Sub-Adviser and, certain of its affiliates. The Independent Trustees also received the advice of independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreement and Sub-Advisory Agreement at a in-person meeting on February 16, 2006 and concluded that the compensation under the Investment Advisory Agreement and Sub-Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. Among other things, the Trustees considered information about:

-	the Adviser, Sub-Adviser and their respective personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;

-	the terms of the Investment Advisory Agreement and each Sub-Advisory Agreement;

-	the scope and quality of the services that the Adviser and the Sub-Adviser provides to the Portfolios;

-	the historical investment performance of each Portfolio (if applicable) and that of comparable funds managed by other advisers over various periods;

-	the advisory fee rates payable to 40|86 by the Portfolios and by other funds and client accounts managed by 40|86, and payable by comparable funds managed by other advisers;

-	the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

-	compensation payable by the Portfolios to affiliates of the Adviser and Sub-Adviser for other services;

-	the profitability to 40|86 and their affiliates of their relationships with the Portfolios; and

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The Adviser’s and Sub-Adviser’s use of the Portfolios' brokerage transactions to obtain research benefiting the Portfolios or other Adviser and Sub-Adviser clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolios.

PORTFOLIO MANAGERS

The following information provides further information for those individuals that are primarily responsible for the day-to-day management of the each Portfolio. Experience and business background for each portfolio manager may be found in the Prospectus under the section “Portfolio Managers of 40|86 Series Trust.”

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Equity Portfolio: Chicago Equity Partners, LLC (CEP) utilizes a team approach to manage the Equity Portfolio. The co-managers of the team are David C. Coughenour, David R. Johnsen and Robert H. Kramer.

Portfolio Manager of
Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)	Ownership of 40|86 Series Trust Securities
David C. Coughenour	$400,118,764 (5)	$31,932,978 (1)	$10,032,129,538 (217)	None
David R. Johnsen	$400,118,764 (5)	$31,932,978 (1)	$10,032,129,538 (217)	None
Robert H. Kramer	$400,118,764 (5)	$31,932,978 (1)	$10,032,129,538 (217)	None

There are two portfolios managed by the CEP team that have performance-based fees with assets totaling $904,472,769.

Compensation: The CEP portfolio managers responsible for the management of the Portfolio are compensated through a base salary, bonus and 401K plan. The amount of their compensation is determined by CEP’s Board of Managers and is not dependent on the performance of the Portfolio. Each co-manager of the portfolio management team is an equity stakeholder in CEP and is entitled to a share of any distribution of profits made by CEP.

Chicago Equity Partners, LLC is a privately held limited liability company that is wholly-owned by its senior managers. The firm does not have an ownership interest in any other entity. CEP is a profits member of a joint venture with Bank of Hawaii, known as Bankoh Investment Partners, LLC. This joint venture limited liability company offers investment advisory services to institutional clients located primarily in the state of Hawaii. In order to avoid a material conflict of interest, CEP has chosen not to hold Bank of Hawaii securities in mutual fund portfolios that it may advise or sub-advise. The owners of CEP have not material financial ties to any of its investment advisory clients.

Potential conflicts of interest may be presented in connection with the Portfolio Managers' management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Chicago Equity Partners (CEP) has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of CEP may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. CEP maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees’ personal securities transactions.

Balanced Portfolio: For the equity portion of the Balanced Portfolio: Please see the disclosure for the portfolio management team above under the Equity Portfolio.

For the fixed-income portion of the Balanced Portfolio: Michael J. Dunlop, John C. Saf and Vishal Mahajan are the portfolio managers for the fixed-income portion of the Balanced Portfolio.

Portfolio Manager of
Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)*	Ownership of 40|86 Series Trust Securities
Michael J. Dunlop	$117,264,293 (4)	None	None	None
John C. Saf	$66,217,420 (2)	None	$24,102,167,925 (17)	None
Vishal Mahajan	$105,179,782 (3)	None	None	None
*Mssrs. Dunlop, Saf and Mahajan may serve as portfolio manager or co-portfolio manager on these Other Accounts.

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There are no portfolios managed by Mssrs. Dunlop, Saf or Mahajan that have performance-based fees.

Compensation: 40|86 generally targets base salary pay based on competitive market data for investment advisory firms. 40|86's annual incentive program is based on a pay-for-performance model (P4P) for investment professionals, including portfolio managers, as a multiple of base salary. Awards have historically been based on business unit measures and on individual goals. We would anticipate that a similar P4P structure would continue. In addition, selected key personnel are expected to participate in the Conseco Equity Incentive Program. 40|86 portfolio managers are not solely compensated directly based up on the performance of any particular portfolio he/she may manage.

40|86 Advisors, Inc. and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

High Yield Portfolio: Amy L. Gibson and Richard M. Matas serve as portfolio managers for the High Yield Portfolio.

Portfolio Manager of
Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)*	Other Accounts (dollar amount and number of accounts)	Ownership of 40|86 Series Trust Securities
Amy L. Gibson	$114,024,549 (2)	$1,713,678,612 (10)	None	None
Richard M. Matas	$114,024,549 (2)	$536,533,298 (7)	None	None
*Ms. Gibson and Mr. Matas may serve as portfolio manager or co-portfolio manager on these Other Pooled Investments and Other Accounts.

Ms. Gibson is the portfolio manager or co-portfolio manager of ten accounts (with assets totaling $1,713,678,612) of Other Pooled Investments that have the potential to earn performance-based fees. Also, Mr. Matas is the co-portfolio of seven accounts (totaling $536,533,298) of Other Pooled Investments that have the potential to earn performance-based fees. A majority of these Other Pooled Investments are collateralized bond obligations and collateralized loan obligations.

Compensation: 40|86 generally targets base salary pay based on competitive market data for investment advisory firms. 40|86's annual incentive program is based on a pay-for-performance model (P4P) for investment professionals, including portfolio managers, as a multiple of base salary. Awards have historically been based on business unit measures and on individual goals. We would anticipate that a similar P4P structure would continue. In addition, selected key personnel are expected to participate in the Conseco Equity Incentive Program. 40|86 portfolio managers are not solely compensated directly based up on the performance of any particular portfolio he/she may manage.

40|86 Advisors, Inc. and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

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The Adviser has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

Fixed Income Portfolio: Michael J. Dunlop, John C. Saf and Vishal Mahajan serve as portfolio managers for the Fixed Income Portfolio. Information for Mr. Dunlop, Mr. Saf and Mr. Mahajan may be found above in the fixed-income portion of the Balanced Portfolio.

40|86 Advisors, Inc. and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

Government Securities Portfolio: Michael J. Dunlop and Willie M. Brown serve as portfolio managers for the Government Securities Portfolio.

Portfolio Manager of
Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)	Ownership of 40|86 Series Trust Securities
Michael J. Dunlop	$117,264,293 (4)	None	None	None
Willie T. Brown	$12,084,511 (1)	None	None	None

There are no portfolios managed by Messrs. Dunlop or Brown that have performance-based fees.

Compensation: 40|86 generally targets base salary pay based on competitive market data for investment advisory firms. 40|86's annual incentive program is based on a pay-for-performance model (P4P) for investment professionals, including portfolio managers, as a multiple of base salary. Awards have historically been based on business unit measures and on individual goals. We would anticipate that a similar P4P structure would continue. In addition, selected key personnel are expected to participate in the Conseco Equity Incentive Program. 40|86 portfolio managers are not solely compensated directly based up on the performance of any particular portfolio he/she may manage.

40|86 Advisors, Inc. and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

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The Adviser has adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

OTHER SERVICE PROVIDERS

The Distributor. Conseco Equity Sales, Inc., 11815 N. Pennsylvania Street, Carmel, Indiana 46032, is a wholly-owned subsidiary of Conseco, and acts as the Trust’s principal underwriter. The Distributor has not received underwriting commissions from the Trust for any of the last three fiscal years of the Trust.

The Administrator. Conseco Services, LLC, 11815 N. Pennsylvania Street, Carmel, Indiana 46032, a wholly-owned subsidiary of Conseco, acts as Administrator to the Trust. Under the agreement, the Administrator will supervise the overall administration of the Portfolios. These administrative services may include supervising the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations, supervising the maintenance of books and records, and other general administrative responsibilities. For providing these services, the Administrator will receive a fee from the Trust as follows: 0.15 percent for the first $200 million of the Trust’s net assets; 0.10 percent for the next $300 million of the Trust’s net assets; and 0.08 percent in excess of $500 million of the Trust’s net assets.

For the fiscal year ended December 31, 2005, the following administration fees were paid:

Portfolio	Fees Paid
Equity Portfolio	$223,174
Balanced Portfolio	$59,512
High Yield Portfolio	$11,134
Fixed Income Portfolio	$33,386
Government Securities Portfolio	$17,357
Money Market Portfolio	$45,693

Custodian. The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as Custodian of the assets of each Portfolio.

Code of Ethics. The Trust, Adviser and Principal Underwriter have adopted a Code of Ethics of (hereinafter “Code”) pursuant to Rule 17j-1 promulgated by the Securities and Exchange Commission pursuant to Section 17(j) of the 1940 Act and under the Insider Trading and Securities Fraud Enforcement Act of 1988 (the “Insider Trading Act”). Under the Code, no director, officer nor advisory person of the Adviser shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which security to his knowledge at the time of such purchase and sale (1) is being considered for purchase or sale by the Adviser on behalf of any client, or (2) is being purchased or sold by the Adviser on behalf of any client. The Code also requires prior clearance, submission of duplicate confirmations on all transactions, as well as, submission of duplicate monthly statements on all beneficially owned accounts by access persons. The Code is on file with and is available from the Securities and Exchange Commission.

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CEP has adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit persons, subject to conditions set forth therein, to invest in securities, including certain securities that may be purchased or held by a Portfolio or Portfolios. These codes of ethics have been filed with and are available from the Securities and Exchange Commission.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 North Meridian Street, Suite 1700, Indianapolis, Indiana 46204 serves as the Trust’s independent registered public accounting firm.

Distribution Arrangements

Conseco Equity Sales, Inc. (the “Distributor”) serves as the principal underwriter for each Portfolio pursuant to an Underwriting Agreement, dated May 1, 2001. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Subject to the compensation arrangement discussed below, the Distributor bears all of expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect only so long as such continuance is specifically approved at least annual (a) by the Board of Trustees of the Trust, or by the vote of the holders of a majority of the outstanding voting securities of the Trust (or such Portfolio), and (b) by a majority of the Trustees who are not interested persons of the Distributor or of the Trust cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Trust (or any Portfolio thereof) at any time without penalty, by vote of a majority of the non-interested Board members, on not more than sixty (60) days’ written notice, or by the Underwriter on not more than sixty (60) days’ written notice, and shall terminate automatically in the event of any act that constitutes an assignment, (as defined by the provisions of the Investment Company Act of 1940, as amended) of this Agreement.

Plan of Distribution and Service

The Trust has adopted a Plan of Distribution and Service (the “Plan”) dated May 1, 2001 with respect to each Portfolio, except for the Money Market Portfolio, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plan, each Portfolio may compensate the Distributor for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25 percent annually of each Portfolio’s average daily net assets.

The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. The portion of payments made by a Portfolio for shareholder servicing may not exceed an annual rate of 0.25 percent of the average daily net asset value of Portfolio shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, the Distributor provides to each Portfolio, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

The Plan was adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Trustees believe that there is a reasonable likelihood that the Plan will benefit each Portfolio and its current and future shareholders. Among the anticipated benefits are higher levels of sales and lower levels of redemptions of shares of each Portfolio, economies of scale, reduced expense ratios and greater portfolio diversification.

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Shareholders of the Portfolios approved the Plan at a shareholder meeting held on March 29, 2001 at the Conseco offices.

Under the term of the Plan, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Portfolio, and the Trustees in a manner described above must also approve material amendments to the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Portfolio affected thereby. The Plan will automatically terminate in the event of their assignment.

For the fiscal years ended December 31, 2004 and 2005, the 12b-1 fees paid were:

	12b-1 fees
Portfolio	2004	2005
Equity Portfolio	$389,259	$420,604
Balanced Portfolio	$116,051	$112,113
High Yield Portfolio	$23,762	$20,988
Fixed Income Portfolio	$75,948	$62,857
Government Securities Portfolio	$47,866	$32,684

Other Revenue Sharing

The Adviser may pay additional compensation, out of the Adviser’s own assets, to Jefferson National Life Insurance Company (“Jefferson National”), certain insurance companies and other intermediaries or their affiliates, based on sales of assets attributable to a firm, or such other criteria agreed to by the Adviser. Such payments will not increase any Portfolios’ Net Expenses as defined in the section “Annual Operating Expenses” on page 21 of this prospectus. The firms to which these payments may be made are determined by the Adviser. These payments may provide an incentive, in additional to any distribution fees paid by the Distributor pursuant to Rule 12b-1, to these firms to actively promote the 40|86 Series Trust Portfolios or cooperate with other promotional efforts.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth in “Management.” The Trust’s officers supervise the daily business operations of the Trust.

Each Trustee will serve the Trust until his or her successor is duly elected and qualified. All Trustees oversee the 7 Portfolios that make up the 40|86 Mutual Fund Complex, including 40|86 Series Trust (6 Portfolios), and 40|86 Strategic Income Fund (1 Portfolio).

The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Diana H. Hamilton, 49 535 N. College Drive Carmel, IN 46032	Chairman of the Board and Trustee	Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm; Formerly, State of Indiana Director of Public Finance; Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None
R. Matthew Neff, 50 535 N. College Drive Carmel, IN 46032	Trustee	Since December 2004	Chairman and Co-Chief Executive Officer of Senex Financial Corp. a financial services company engaged in the healthcare finance field; Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None
Vincent J. Otto, 47 535 N. College Drive Carmel, IN 46032	Trustee	Since December 2005	Executive Vice President and Chief Financial Officer, Waterfield Mortgage Company and Union Federal Bank. Trustee of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	Director, Federal Home Loan Bank of Indianapolis
Interested Trustees and Officers
Audrey L. Kurzawa, 39 535 N. College Drive Carmel, IN 46032	President and Trustee	Since June 2005 Formerly, TreasurerSince October 2002	Certified Public Accountant; Senior Vice President and Controller, Adviser. Trustee and President of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None
Jeffrey M. Stautz, 48 535 N. College Drive Carmel, IN 46032	Secretary and Chief Legal Officer	Since May 2005
General Counsel, Chief Compliance Officer, Vice President and Secretary, Adviser; Formerly, Partner at Baker & Daniels, law firm. Secretary and Chief Legal Officer for one other investment company managed by the Adviser.
				2 registered investment companies consisting of 7 portfolios	None
Daniel J. Murphy, 50 535 N. College Drive Carmel, IN 46032	Treasurer	Since June 2005	President of Conseco Services, LLC and Treasurer of various affiliates. Treasurer of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None
Sarah L. Bertrand, 38 535 N. College Drive Carmel, IN 46032	Assistant Secretary and Chief Compliance Officer	Since December 2004	Assistant Vice President, Legal & Compliance, Adviser. Assistant Secretary and Chief Compliance Officer of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None
William T. Devanney, 50 53 N. College Drive Carmel, IN 46032	Vice President	Since November 1993	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of one other investment company managed by the Adviser.	2 registered investment companies consisting of 7 portfolios	None

_________________

*    The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

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The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and on an aggregate basis, in the registered investment companies overseen by the Trustee within the 40|86 Mutual Fund Complex as of December 31, 2005:

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Director in the 40|86 Mutual Fund Complex
Independent Trustees
Diana H. Hamilton	None	None
R. Matthew Neff	None	None
Vincent J. Otto	None	None
Interested Trustee
Audrey L. Kurzawa*	None	None

*    The Trustee so indicated is an “interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

As of March 31, 2006, the trustees and officers as a group owned less than 1 percent of the shares of the Trust.

Compensation

Each Independent Trustee receives an annual retained fee of $7,500, a fee of $1,500 for each Board meeting, Independent Trustee meeting or separate committee meeting (that is, committee meeting(s) conducted in conjunction with a Board meeting or Independent Trustee meeting) he or she attends. Additionally, each Independent Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional per-meeting fee of $375 for in-person Board meetings. The Trust also reimburses each Independent Trustee for travel and out-of-pocket expenses.

The following table shows the compensation of each Independent Trustee for the fiscal year ending December 31, 2005 for affiliated investment companies within the 40|86 Mutual Fund Complex. In addition to 40|86 Series Trust, the Fund Complex consists of seven separate portfolios including 40|86 Strategic Income Fund.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Trust Complex Paid to Trustees and the Number of Portfolios Overseen*
Diana H. Hamilton	$18,500	$37,000 (7)
R. Matthew Neff	$16,250	$32,500 (7)
Vincent J. Otto	$0	$0 (0)

*Amount represents total compensation from all investment companies in the 40|86 Mutual Fund Complex, including the Trust and 40|86 Strategic Income Fund, for which the Trustee serves as a Board member. No amounts were paid or due related to pension or retirement benefits.

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None of the Independent Trustees, or his/her immediate family members beneficially owned a class of securities in the investment adviser, principal underwriter of the Trust, nor any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Trust.

Committees of the Board

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit Committee	Diana H. Hamilton R. Matthew Neff Vincent J. Otto, Chairperson	The Audit Committee meets with the independent auditors periodically to review the results of the audits and report the results to the full Board, evaluates the independence of the auditors, and reviews legal and regulatory matters that may effect the Trust.	4
Compensation Committee	Diana H. Hamilton R. Matthew Neff Vincent J. Otto	The Compensation Committee periodically reviews and evaluates the compensation of the Independent Trustees and recommends any appropriate changes to the independent trustees as a group.	1
Insurance Committee	Diana H. Hamilton R. Matthew Neff, Chairperson Vincent J. Otto	The Insurance Committee periodically reviews and evaluates the insurance coverage that protects the Trust and the Trustees.	1
Retirement Committee	Diana H. Hamilton R. Matthew Neff Vincent J. Otto	The Retirement Committee periodically reviews and evaluates the retirement policy and recommends any appropriate changes to the independent trustees as a group.	1
Nominating Committee*	Diana H. Hamilton R. Matthew Neff, Chairperson Vincent J. Otto	The Nominating Committee reviews and evaluates candidates’ qualifications for Board membership and the nominees’ independence from the Trust’s manager and other principal service provider.	4

*The Nominating Committee will not generally consider nominees recommended by shareholders.

Nominating Committee: The Nominating Committee has a written charter. In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (1) the Trust’s current Trustees, (2) the Trust’s officers, (3) the Trust’s investment adviser, and (iv) any other source the Nominating Committee deems to be appropriate, including shareholders. Resumes of candidates may be sent to the Secretary of the Trust at 11825 North Pennsylvania Street, Carmel, Indiana 46032.

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NET ASSET VALUES OF THE SHARES OF THE PORTFOLIOS

The Value of the Securities of the Money Market Portfolio

The Money Market Portfolio’s use of the amortized cost method is conditioned on compliance with certain conditions contained in Rule 2a-7 (the “Rule”) under the 1940 Act. The Rule also obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio’s investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees’ procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of difference of more than one-half of one percent between the two. To minimize any material dilution or other unfair results which might arise from differences between the two, the Trustees will take such steps as they consider appropriate (e.g., redemption in kind or shortening the average portfolio maturity).

It is the normal practice of the Money Market Portfolio to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Portfolio will realize the principal amount of the security. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Portfolio. In periods of declining interest rates, the yield on shares of the Portfolio will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the yield on shares of the Portfolio will tend to be lower than if the valuation was based upon market prices and estimates.

The Value of the Securities of the Other Portfolios

Securities held by all Portfolios except the Money Market Portfolio will be valued as follows: Portfolio securities which are traded on stock exchanges, excluding the NASDAQ national market system, are valued at the last price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices obtained from a pricing service or brokers. Prices for fixed- income securities may be obtained from yield data relating to investment or securities with similar characteristics. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.

Securities that are principally traded on the Nasdaq Stock Market are normally valued at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Fair value pricing may include, but is not limited to, securities and assets for which market quotations arenot readily available, situations where events occur after an exchange closes that are likely to affect the the value of the security or the Adviser deems that the market price is not reflective of a security’s appropriate value. The Adviser may consider many factors when determining fair values, including but not limited to, the type of security, the financial statements of the issuer, the cost at date of purchase, the size of holdings and information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers with respect to the security. These general and specific factors listed do not provide all the criteria, which may be considered when using the fair value method. When using the fair value method, the Adviser will take into consideration all indications of value available to them in determining the “fair value” assigned to a particular security. In valuing below investment grade securities, it should be recognized that judgment plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last sale information is available. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

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PROXY VOTING SUMMARY

It is the policy of the Trust to delegate the authority and responsibility to vote proxies related to portfolio securities to the Trust’s investment adviser, 40|86 and any Sub-Adviser. Accordingly, the Board of Trustees has authorized the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) as the proxy voting policies and procedures that will be used by or on behalf of the Portfolios when exercising voting authority on behalf of the Portfolios. The Adviser’s and each Sub-Adviser’s proxy voting policies are attached to the SAI as Exhibit A.

The Adviser and any Sub-Adviser shall vote proxies related to portfolio securities of the Portfolios in the best interests of the Portfolio and its shareholders.

Review of Proxy Voting Procedures

The Board of Trustees of the Trust periodically review the Proxy Voting Procedures presented by the Adviser to determine the following:

A.	The Proxy Voting Procedures promote the voting of proxies in a manner that is consistent with the best interests of the Portfolio and its shareholders.

B.
The Proxy Voting Procedures provide for the voting of proxies in a manner that is consistent with the best interests of the Portfolio and its shareholder in situations where a proxy vote presents a conflict between the interests of the shareholders of the Portfolio, on the one hand, and those of the Adviser, or Sub-Adviser, or any affiliated person of the Adviser or Sub-Adviser, on the other.

The Adviser, or Sub-Adviser, provide a written report to the Trust’s Board of Trustees regarding any proxy voted where a conflict of interest (as set forth above) was identified, except in circumstances where:

(i)	the Adviser, or Sub-Adviser, and/or the Portfolio engaged an independent third party to provide a recommendation on how to vote such proxy;

(ii)	the Adviser, or Sub-Adviser, caused the proxy to be voted consistent with the recommendation of the independent third party; and

(iii)	the instructions to the independent third party with respect to the proxy voted were consistent with the best interest of the Portfolio and its shareholders.

The Adviser and Sub-Advisers provide such report at the next regularly scheduled meeting of the Board.

The Adviser and Sub-Advisers notify the Board promptly of any material change to its Proxy Voting Procedures.

Disclosure

The following disclosure is provided:

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A.	The Adviser and Sub-Advisers make available its proxy voting records in respect of the Portfolios, for inclusion in the Trust’s Form N-PX.

B.	The Administrator assists the Trust in including the proxy voting policies and procedures required in the Trust’s annual filing on Form N-CSR.

C.
The Administrator includes in the Trust’s shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; and (ii) on the SEC’s website.

D.
The Administrator includes in the Trust’s annual and semi-annual reports a statement that information is available regarding how the Portfolios voted proxies during the most recent twelve-month period (i) without charge, upon request, by calling a toll-free number; and (ii) on the SEC’s website.

DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES

A complete list of each Portfolios’ portfolio holdings is disclosed on a quarterly basis and are made available not sooner than the 10th business day of the month following each calendar quarter. As of April 31, 2006, quarterly portfolio holdings are provided to ranking and rating organizations, including Lipper Analytical Services, and Strategic Insight.

The Portfolios are required to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios’ annual and semi-annual reports on Form N-CSR for the second and fourth quarters and on Form N-Q for the first and third quarters.

The Trust may release statistical information after any quarter-end including, but not limited to, top ten holdings, industry, sector or geographic weightings; valuation measures, risk measures, or other similar “aggregated” information about the Portfolios. As of April 31, 2006, such statistical information is distributed to ranking and rating organizations, including Lipper Analytical Services and Strategic Insight. Statistical information is also distributed on a quarterly basis to various Insurance Companies who use the Portfolios as underlying investment options for variable annuity or variable life insurance contracts. This statistical information is distributed in the form of “Fact Sheets” to be used by the Insurance Companies’ representatives.

The Trust may release nonpublic portfolio holdings or other statistical information to selected parties, on other than a quarterly basis, if (i) based on a determination by the Chief Compliance Officer (CCO) the disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust and (ii) the recipient has been informed in writing that they are subject to a duty of confidentiality with respect to the information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made public.

Examples of instances where selective disclosure may be appropriate, include but are not limited to,
•	Trustees of the Trust;
•
Service providers of the Trust who have a reasonable need of that information to perform their services for the Trust, such as, the Trust’s Distributor, attorneys, auditors, custodians, transfer agent and pricing service; and

•
Brokers/dealers or other counterparties, research providers or analytical services of lists of holdings or lists of securities of interest in connection with their provision of brokerage, research or analytical services.

No person or entity shall accept any compensation or consideration of any kind, including any agreement to maintain assets in any Trust or enter into or maintain any other relationship with the Trust, in connection with the release of information relating to the Trust’s portfolio holdings.

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The Board has adopted policies and procedures that are reasonably designed to ensure that disclosure of information regarding the Portfolios’ portfolio securities are in the best interest of the Portfolios shareholders, including procedures to address conflicts between the interests of the Portfolios’ shareholders and those of the Portfolios’ Adviser, Sub-Advisers, Administrator and Distributor. The Board has authorized the CCO to release the Portfolios’ portfolio holdings, as necessary, in conformity with the adopted policies and procedures. The CCO is responsible for keeping written records of any exceptions granted to this policy and shall report those exceptions to the Board at the Board’s next regularly scheduled board meeting. The Board also reviews the adopted policies and procedures governing the disclosure of portfolio holdings on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Owners of variable contracts invested in the Portfolios will not receive directly any dividends or other distributions from the Trust or any of the Portfolios. All such dividends and other distributions are payable to, and reinvested by, the separate accounts of the insurance company in which contract premiums are invested.

It is each Portfolio’s intention to distribute sufficient net investment income to avoid the imposition of federal income tax on the Portfolio. Each Portfolio also intends to distribute sufficient income to avoid the application of any federal excise tax. For dividend purposes, the net investment income of each Portfolio, other than the Money Market Portfolio, consists of all dividends and/or interest received less its estimated expenses (including fees payable to the Adviser). Net investment income of the Money Market Portfolio consists of accrued interest (i) plus or minus amortized discounts or premiums, (ii) plus or minus realized gains or losses on portfolio securities, (iii) less the estimated expenses of that Portfolio applicable to that dividend period. The Balanced Portfolio is also required to include in its taxable income each year a portion of the original issue discount at which it acquires zero coupon securities, even though the Portfolio receives no interest payment on the securities during the year. Similarly, that Portfolio must include in its taxable income each year any interest on payment-in-kind securities in the form of additional securities. Accordingly, to continue to qualify for treatment as a regulated investment company under the Internal Revenue (the “Code”), that Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash the Portfolio actually receives. Those distributions will be made from the Portfolio’s cash assets or the proceeds from sales of portfolio securities, if necessary.

Dividends from the Government Securities Portfolio, Fixed Income Portfolio and High Yield Portfolio will be declared and reinvested monthly in additional full and fractional shares of those respective Portfolios. Dividends from the Balanced Portfolio will be declared and reinvested quarterly in additional full and fractional shares of those respective Portfolios. Dividends for the Equity Portfolio will be declared and reinvested annually in additional full and fractional shares of those respective Portfolios. Dividends from the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of that Portfolio. However, the Trustees may decide to declare dividends at other intervals.

Distributions of each Portfolio’s net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term gains, and net realized gains from foreign currency transactions, if any, is declared and paid to its shareholders annually. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the insurance company separate accounts.

Each Portfolio of the Trust is treated as a separate corporation for federal income tax purposes and intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). As such, a Portfolio will not be subject to federal income tax on the part of its net investment income and net realized capital gains that it distributes to shareholders. To qualify for treatment as a “regulated investment company,” each Portfolio must, among other things, derive at least 90 percent of its gross income for each taxable year from dividends, interest and gains from the sale or other disposition of securities.

Furthermore, each Portfolio also intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) imposes certain investment diversification requirements on life insurance company separate accounts that support variable life insurance contracts and variable annuity contracts. These diversification requirements are in addition to the diversification requirements of Subchapter M of the Code and of the 1940 Act, and may affect the securities in which a Portfolio may invest.

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As of December 31, 2005, the Portfolios in the following table had additional net capital loss “carryforwards,” subject to certain limitations on availability, to offset future net capital gains, if any. To the extent that these are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

Portfolio	Carryover Expiring in 2009	Carryover Expiring in 2010	Carryover Expiring in 2011
Equity Portfolio	$14,851,019	$6,022,326	None
Balanced Portfolio	None	$5,805,545	None
High Yield Portfolio	None	$400,775	$23,814

GENERAL

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold Annual Meetings of Shareholders for action by shareholders’ vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10 percent of the Trust’s shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1 percent of the Trust’s shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders’ expense the shareholders’ communication to all other shareholders. See the Contract and Policy Prospectuses for information as to the voting of shares by Owners.

Each issued and outstanding share of each Portfolio is entitled to participate equally in dividends and distributions of the respective Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable.

Under Rule 18f-2 (the “Rule”) under the 1940 Act, as to any investment company which has two or more series (such as the Portfolios) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases on which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

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Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a Contract Owner incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

FINANCIAL STATEMENTS

The financial statements of the Trust incorporated by reference in the Prospectus and the Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, Indianapolis, Indiana independent registered public accounting firm, for the periods indicated in their reports as stated in their opinion and have been so included in reliance upon such opinion given upon the authority of the firm as experts in accounting and auditing.

Audited Financial Statements for the 40|86 Series Trust Equity Portfolio, Balanced Portfolio, High Yield Portfolio, Fixed Income Portfolio, Government Securities Portfolio, and the Money Market Portfolio, for the fiscal year ended December 31, 2005 are incorporated by reference from the Trust’s annual report to shareholders dated December 31, 2005.

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Exhibit A

40|86 Advisors, Inc. Proxy Voting Policies

(1)	Overview:

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) requires us to adopt and implement written policies and procedures that are reasonably designated to ensure that we vote client securities in the best interest of our clients. Because we do not routinely manage portfolios of listed equity securities we rarely vote proxies. Also, because we do not have any affiliates engaged in the business of investment banking or acting as an underwriter of or principal dealer for listed equities, it is very unlikely that a conflict of interest would arise. However, we are still required to adopt these policies because on occasion a voting situation could arise. 40|86 Advisors, Inc. (the “Adviser”) has adopted these policies and procedures in accordance with the rule.

(2)	Responsibility:

We acknowledge that the proxy vote is an asset of our client portfolio with respect to which the Adviser has voting authority under our typical management contract (In the case of sub-advisory investment management agreements proxy voting, authority is delegated to the sub-advisor).

We seek to discharge our fiduciary duty to clients by monitoring corporate events and voting proxies solely in the best interests of our clients. We evaluate all proxy proposals on an individual basis. Subject to our contractual obligations, there may be times when refraining from voting a proxy is in a client’s best interest, such as when we determine that the cost of voting the proxy exceeds the expected benefit to the client.

We are neither an activist in corporate governance matters nor an automatic supporter of management on all proxy proposals.

(3)	Proxy Voting Committee Responsibilities:

We have established a Proxy Voting Committee. The member or members of the Committee are appointed by the Board of Directors of the Adviser from time to time and are listed on Schedule A to this manual section. The Proxy Voting Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Voting Committee constitutes a quorum for the transaction of business. The Committee will maintain appropriate records of meetings and actions of the Proxy Voting Committee.

The Proxy Voting Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser’s clients, including developing, authorizing, implementing and updating the Adviser’s proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Voting Committee typically reviews reports on the Adviser’s proxy voting activity at least annually and as necessary to fulfill its responsibilities. The Proxy Voting Committee reports to the Adviser’s Board of Directors at least annually regarding the administration of these policies and procedures and any changes deemed appropriate.

The Proxy Voting Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Schedule B. The Proxy Voting Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser’s evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the facts and circumstances of the company whose proxy is being voted.

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(4)	Procedure:

If a client retains the power to vote proxies they are forwarded to the client for action. That is the end of our responsibility. If the client has delegated the responsibility for proxy voting to the Adviser, we track the occurrence of shareholder meetings and evaluate the proxy information provided by the companies whose shares are being voted.

Prior to a proxy-voting deadline, the Adviser will make a determination as to how to vote each proxy proposal based on the proposal and the Guidelines. In evaluating a proxy proposal, the Adviser may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. The Adviser may determine that the cost of voting a proxy exceeds the expected benefit to the client. For example, calling back securities that have been loaned in order to exercise voting rights could cause a client to forego income that otherwise would have been earned had the Adviser not sought to exercise voting rights with respect to those securities.

The Adviser is responsible for submitting, or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

(5)	Conflict of Interest:

In theory we may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

A.	Identifying Conflicts of Interest

For purposes of identifying conflicts under these procedures, the Adviser will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by the Adviser’s employees, and other information actually known.

The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

(a)
Significant Business Relationships - The Proxy Voting Committee will consider whether the matter involves an issuer or proponent with which the Adviser has a significant business relationship. The Adviser has significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for the Adviser to vote in favor of management.

(b)
Significant Personal or Family Relationships - The Proxy Voting Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of the Adviser who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the Adviser votes the proxy. Employees of the Adviser who are involved in the proxy voting process (e.g., analysts, portfolio managers, Proxy Voting Committee members, senior management, as applicable) are required to disclose to the Proxy Voting Committee any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter.

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(c)
Contact with Proxy Voting Committee Members - If an employee of the Adviser not involved in the proxy voting process contacts any Proxy Voting Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser’s Compliance Officer who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the member of the Proxy Voting Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

B.	Determining Whether a Conflict is Material

In the event that the Proxy Voting Committee determines that the Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Voting Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Voting Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Voting Committee must conclude that the proposal is not directly related to the Adviser’s conflict with the issuer. If the Proxy Voting Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

C.	Voting Proxies Involving a Material Conflict

In the event that the Proxy Voting Committee determines that the Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote on the proposal in accordance with the determination of the Proxy Voting Committee. Alternatively, prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) fully disclose the nature of the conflict to the client and obtain the client’s consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).
The Adviser may not address a material conflict of interest by simply abstaining from voting.

The Proxy Voting Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that the Adviser does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of the Proxy Voting Committee.

(6)	Disclosure:

In accordance with the Advisers Act, the Adviser reports to its clients regarding the manner in which their proxies are voted . It is the Adviser’s general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

(7)	Record Retention:

The Adviser maintains the books and records required by Rule 204-2(c)(2) under the Advisers Act in the manner and for the periods required.

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Chicago Equity Partners, Inc. Proxy Voting Policies

Title:	PROXY VOTING
Section:	PORTFOLIO MANAGEMENT
Ref. No.:	B-07

Adopted/Revised: August 1, 2003

PROXY VOTING POLICIES AND PROCEDURES

A.	POLICY

Chicago Equity Partners (the “Adviser”) acts as discretionary investment adviser to high net worth individuals and institutional accounts. Our policy is to exercise voting authority with respect to client securities only if a client has authorized us to exercise such discretion pursuant to the client’s advisory contract.

Our policy is to vote proxies in the best interests of clients. In pursuing this policy, we vote in a manner that is intended to maximize the value of client assets. The Investment Committee of the firm has delegated authority for proxy voting to a Proxy Committee, comprised of three members. The Investment Committee has designated the Director of Compliance as the Chairman of the Proxy Committee. Additional members will include a representative of the Equity Research unit and a representative of the Client Service unit. The Proxy Committee has the responsibility for developing and maintaining voting guidelines. In developing the voting guidelines the Proxy Committee relies on proxy research services (e.g. Institutional Shareholder Service, IRRC) as well as public information made available by established proponents of responsible proxy voting(e.g. the Council of Institutional Investors, TIA-CREF, Calpers, AFL-CIO). The guidelines reflect voting positions that are in the economic interest of the clients of Chicago Equity Partners and in keeping with Chicago Equity Partners’ role as a fiduciary, as defined by both the Advisers Act and ERISA. Where a voting guideline for a particular proxy proposal does not exist, Chicago Equity Partners will generally vote in accordance with the recommendation made by the proxy research service to which the firm subscribes.

The procedures and guidelines described below are intended to implement this proxy voting policy.

B.	PROCEDURES

1.
The Chairman of the Proxy Committee will appoint a Voting Coordinator who is responsible for monitoring corporate actions and ensuring that (i) proxies are received and forwarded to a proxy voting agent employed by the firm; and (ii) proxies are voted in a timely manner upon receipt of voting instructions from the proxy research service vendor. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

2.
The Chairman of the Proxy Committee shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

3.
Proxy voting decisions will be determined by the Voting Coordinator. The Voting Coordinator will vote the proxies in accordance with the standard voting positions or for non-routine issues with the recommendation of the proxy research service. Where the proxy proposal involves mergers, acquisitions and corporate restructurings the voting decision will be made by the firm’s equity analyst responsible for the company. The Proxy Committee may choose to vote in a manner that differs from the voting guidelines or the recommendation made by the proxy research service. In such case the reason for the deviation will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

4.
The Proxy Committee may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting The decision not to vote on a particular proposal will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

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C.	VOTING GUIDELINES

The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

•	Approval of auditors
•	Election of directors
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes
•	General updating/corrective amendment to charter

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. We will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the economic interest of advisory accounts. Non-routine matters include:

•	Mergers and acquisitions
•	Restructuring
•	Re-incorporation
•	Changes in capitalization
•	Increase in number of directors
•	Increase in preferred stock
•	Increase in common stock
•	Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category include:

•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Dual class voting
•	Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the account. Shareholder matters include:

•	Annual election of directors
•	Anti-poison pill
•	Anti-greenmail
•	Confidential voting
•	Cumulative voting

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D.	CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the company’s Board.

•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

•
The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5 percent of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Chief Compliance Officer.

If a material conflict is identified, proxies will be voted for that company in the following manner:

•	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue, we will vote in accordance with such predetermined guidelines.

•	If the Voting Guidelines do not cover an issue or indicate a “case by case” analysis, we will follow the voting recommendation of our proxy research service.

•	If the proxy research service does not cover an issue, we will either seek the consent of clients or the written recommendation of an independent third party.

E.	RECORDKEEPING

The firm’s Proxy Voting Agent is responsible for maintaining the following records on behalf of the firm:

•
proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of votes cast;

•	Research and analysis regarding voting recommendations made;

The firm’s Proxy Voting Coordinator is responsible for maintaining the following records:

•	records of client requests for voting information; and

•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

F.	DISCLOSURE

The Adviser will describe these Policies and Procedures in an attachment to Part II of its Form ADV and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in the attachment how a client may obtain information on how the Adviser voted with respect to that client’s securities. The Adviser will send the initial summary of these Policies and Procedures and the other information described in this Section to existing clients by separate notice.

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40|86 SERIES TRUST
Administrative Office
11815 N. Pennsylvania Street
Carmel, Indiana 46032

SAI-100 (5/06)	May 1, 2006

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PART C

40|86 SERIES TRUST
Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

REGISTRATION STATEMENT ON FORM N-1A

PART C
OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)	Articles of Incorporation:

--
Amended Declaration of Trust, incorporated herein by reference to Exhibit 1 (i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1 (File No. 2-80455) filed on June 28, 1983; Amendment to Amended Declaration of Trust, incorporated by reference to Exhibit No. 1 (ii) to Post-Effective Amendment No. 1 to the Registration Statement of Form N-1A (File No. 2-80455) April 20, 1984; Amendment to Amended Declaration of Trust incorporated by reference to Exhibit No. 1 (iii) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993. All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

(b)	Bylaws

--
By-Laws, incorporated by reference to Exhibit No. 2 to the Registration Statement on Form N-1 (File No. 2-80455). All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

(c)	Instruments Defining Rights of Security Holders

--	Not Applicable.

(d)	Investment Advisory Contracts

(1)
Investment Advisory Agreements, incorporated by reference to Exhibit No. 5 to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 2-80455) March 3, 1988; and an Investment Advisory Agreement dated January 1, 1993 between the Registrant and Conseco Capital Management, Inc. incorporated by reference to Exhibit No. 5 (ii) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993. All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

(2)
Investment Advisory Agreements for the High Yield Portfolio and the Conseco 20 Focus Portfolio, incorporated by reference to the Post-Effective Amendment No. 28 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2000.

(3)
Investment Advisory Agreement between Conseco Series Trust and Conseco Capital Management, Inc., incorporated by reference to the Post- Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(4)
Investment Sub-Advisory Agreement between Chicago Equity Partners, LLC and Conseco Capital Management, Inc., on behalf of Conseco Equity and the equity portion of the Conseco Balanced Portfolio, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(5)
Investment Sub-Advisory Agreement between Oak Associates, ltd. and Conseco Capital Management, Inc., on behalf of the Conseco 20 Focus Portfolio. , incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001 .

(6)	Form of Amended and Restated Investment Advisory Agreement between 40|86 Series Trust and 40|86 Advisors, Inc. Filed herewith.

(7)
Form of Amended and Restated Sub-Advisory Agreement between Chicago Equity Partners, LLC and 40|86 Advisors, Inc., on behalf of the Equity Portfolio and the equity portion of the Balanced Portfolio. Filed herewith.

(e)	Underwriting Contracts

(1)
Principal Underwriting Agreement between Conseco Series Trust and Conseco Equity Sales, Inc. incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(2)	Amended and Restated Principal Underwriting Agreement between 40|86 Series Trust and Conseco Equity Sales, Inc. Filed herewith.

(f)	Bonus or Profit Sharing Contracts

--	Not Applicable.

(g)	Custodian Agreements

--
Custodian Agreement incorporated by reference to Exhibit No. 8 to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993; and Custodian Agreement incorporated by reference to Exhibit No. (g) to the Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-80455) May 3, 1999.

(h)	Other Material Contracts

(1)	Administration Agreement incorporated by reference to Exhibit No. (h) to the Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-80455) May 3, 1999.

(2)	Amended Schedule A to the Administration Agreement, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(3)
Fund Sub-Administration Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(4)
Fund Sub-Accounting Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

(5)
Expense Limitation Agreement between the Trust and 40|86 Advisors, Inc. and Conseco Services, LLC effective May 1, 2005, incorporated by reference to the Post-Effective Amendment No. 34 to the Registration Statement on Form N1-A (File No. 2-80455) May 2, 2005.

(6)	Form of Amended and Restated Administration Agreement between 40|86 Series Trust and Conseco Services, LLC. Filed herewith.

(7)	Form of Fund Sub-Accounting Servicing Agreement between Conseco Services, LLC and U.S. Bancorp Mutual Fund Services, LLC. Filed herewith.

(8)	Form of Expense Limitation Agreement between the Trust and 40|86 Advisors, Inc. and Conseco Services, LLC. Filed herewith.

(i)	Legal Opinion

--	Incorporated by reference to the Post-Effective Amendment No. 34 to the Registration Statement on Form N1-A (File No. 2-80455) May 2, 2005.

(j)	Other Opinions

(1)	Consent of Independent Publicly Registered Accounting Firm. Filed herewith.

(2)	Form of Power of Attorney for Diana H. Hamilton. Filed herewith.

(3)	Form of Power of Attorney for R. Matthew Neff. Filed herewith.

(4)	Form of Power of Attorney for Vincent J. Otto. Filed herewith.

(k)	Omitted Financial Statements

--	Not Applicable.

(l)	Initial Capital Agreements

--	Not Applicable.

(m)	Plan of Distribution Pursuant to Rule 12b-1

(1)	Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2002.

(2)	Form of the Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 Plan. Filed herewith.

(n)	Rule 18f-3 Plan

--	Not Applicable.

(o)	Reserved.

(p)	(1)	Code of Ethics. Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2000.

(2)	Code of Ethics. Chicago Equity Partners, LLC, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001 .

(3)	Code of Ethics. Oak Associates, ltd., incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001 .

(4)
Code of Ethics. Revised Code of Ethics of 40|86 Advisors, Inc. incorporated by reference to the Post-Effective Amendment No. 34 to the Registration Statement on Form N1-A (File No. 2-80455) May 2, 2005.

(5)
Code of Ethics. Revised Code of Ethics of Chicago Equity Partners, LLP. incorporated by reference to the Post-Effective Amendment No. 34 to the Registration Statement on Form N1-A (File No. 2-80455) May 2, 2005.

(6)
Code of Ethics. Revised Code of Ethics of Oak Associates, ltd. incorporated by reference to the Post-Effective Amendment No. 34 to the Registration Statement on Form N1-A (File No. 2-80455) May 2, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The following information concerns the principal companies that may be deemed to be controlled by or under common control with Registrant (all 100%
owned unless indicated otherwise):

CONSECO, INC. (Indiana) - (publicly traded)

40|86 Advisors, Inc. (Delaware)

Conseco Equity Sales, Inc. (Texas)

CDOC, Inc.(Delaware)

40|86 Mortgage Capital, Inc. (Delaware)

Conseco Management Services Company (Texas)

Conseco Services, LLC (Indiana)

Conseco Marketing, LLC (Indiana)

Conseco Life Insurance Company of Texas (Texas)

Bankers Life Insurance Company of Illinois (Illinois)

Bankers Life & Casualty Company (Illinois)

BLC Financial Services, Inc.

Colonial Penn Life Insurance Company (Pennsylvania)

Conseco Senior Health Insurance Company (Pennsylvania)

Conseco Life Insurance Company of New York (New York)

Washington National Insurance Company (Illinois)

Conseco Life Insurance Company (Indiana)

Conseco Insurance Company (Illinois)

Washington National Development Corp. (Delaware)

Conseco Health Insurance Company (Arizona)

NAL Financial Group, Inc. (Delaware)

40|86 Strategic Income Fund (Massachusetts) (publicly held) *

*	The shares of the 40|86 Strategic Income Fund, a closed-end management investment company, are traded on the New York Stock Exchange.

ITEM 25. INDEMNIFICATION

Reference is made to Articles II and V of the Declaration of Trust filed as Exhibit (1) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 2-80455) June 19, 1984. Reference is also made to Article VII of the Investment Advisory Agreements filed as Exhibit (5) to Post-Effective Amendment No. 8 and Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) March 3, 1988 and April 28, 1993, respectively.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

40|86 Advisors, Inc. (formerly, Conseco Capital Management, Inc.) (the "Adviser") is an Delaware corporation which offers investment advisory services. The Adviser is a wholly-owned subsidiary of Conseco, Inc., an Indiana corporation, a publicly owned financial services company. Both the Adviser's and Conseco, Inc.'s offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

The principal officers and directors of 40|86 Advisors,, Inc. are as follows:

Eugene M. Bullis, Chairman of the Board; Executive Vice President and Chief Financial Officer of Conseco, Inc. and Conseco Services LLC; and Senior Officer and Director of several Conseco affiliated companies.

James E. Hohmann, Director; Executive Vice President and Chief Administration Officer, Conseco, Inc.

Eric R. Johnson, President; Senior Vice President, Investments, Conseco, Inc. and Senior Vice President, Investments for several affiliated insurance companies.

Richard W. Burke, Senior Vice President, Chief Information Officer.

William T. Devanney, Jr., Senior Vice President, Corporate Taxes

Michael J. Dunlop, Senior Vice President,

Edwin J. Ferrell, Senior Vice President, Director of Research.

Audrey L. Kurzawa, Senior Vice President, Controller and Assistant Treasurer

Jeffrey M. Stautz, Vice President, General Counsel, Secretary and Chief Compliance Officer.

Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

ITEM 27. PRINCIPAL UNDERWRITER

Conseco Equity Sales, Inc. serves as the Registrant's principal underwriter.

The following information is furnished with respect to the officers and directors of Conseco Equity Sales, Inc. The principal business address of each person listed is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

Name and Principal Business Address	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
David D. Humm	President	None
Jeffrey M. Stautz	Vice President, General Counsel, Secretary and Director	Secretary and Chief Legal Officer
Audrey L. Kurzawa	Financial and Operations Principal	Treasurer
William T. Devanney, Jr.	Senior Vice President, Corporate Taxes	Vice President, Corporate Taxes
Daniel J. Murphy	Senior Vice President and Treasurer	Assistant Treasurer
Ronald L. Jackson	Vice President, Chief Compliance Officer and Assistant Secretary	None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books, or other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser, Conseco Capital Management, Inc., or the Custodian, The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826 or the Sub-Administrator/Sub-Account U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 .

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, 40|86 Series Trust, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 35 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 35 to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Carmel, of the State of Indiana, on the 1st day of May, 2006.

40|86 SERIES TRUST

By:	/S/ AUDREY L. KURZAWA
Audrey L. Kurzawa
President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/S/ AUDREY L. KURZAWA	President	May 1, 2006
Audrey L. Kurzawa	(Principal Executive Officer)
and Trustee

/S/ DIANA H. HAMILTON*	Trustee and Chairman	May 1, 2006
Diana H. Hamilton	of the Board

/S/ R. MATTHEW NEFF*	Trustee	May 1, 2006
R. Matthew Neff

/S/ DANIEL J. MURPHY	Treasurer	May 1, 2006
Daniel J. Murphy

/S/ VINCENT J. OTTO*	Trustee	May 1, 2006
Vincent J. Otto

* /S/ Sarah L. Bertrand
Sarah L. Bertrand
Attorney-in-fact

Exhibits

(d)(6)	Form of Investment Advisory Agreement between 40|86 Series Trust and 40|86 Advisors, Inc.

AMENDED AND RESTATED

INVESTMENT MANAGEMENT CONTRACT

Contract made as of March __, 2006 (“Contract”) between 40|86 SERIES TRUST, a Massachusetts business trust ("Trust"), and 40|86 ADVISORS, INC. (“Adviser”), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and is authorized to offer for public sale distinct series of shares of beneficial interest; and

WHEREAS the Trust desires to retain the Adviser and may desire to have one or more investment advisers (each a “Sub-Adviser”) provide investment advisory and portfolio management services with respect to the series of shares of beneficial interest of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a “Fund”); and

WHEREAS the Trust desires to retain the Adviser as investment manager to furnish certain portfolio management services to the Trust with respect to each Fund for which a Sub-Adviser is employed, and the Adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment. The Trust hereby appoints the Adviser as investment adviser of the Trust and each Fund for the period and on the terms set forth in this Contract. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.   Employment; Duties of the Adviser.

(a)  Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and any written guidelines adopted by the Board, the Adviser will provide a continuous investment program for all or a designated portion of the assets (“Segment”) of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Adviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Adviser will be responsible for voting proxies of issuers of securities held by each Fund or Segment. The Adviser understands that each Fund’s assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Adviser will provide services under this Contract in accordance with each Fund’s investment objective, policies and restrictions as stated in the Trust’s currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”).

(b)  The Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of each Fund, the Adviser may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Fund or Segment, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to each Fund and its other clients and that the total commissions paid by each Fund or Segment will be reasonable in relation to the benefits to each Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Adviser may aggregate sales and purchase orders with respect to the assets of each Fund or Segment with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(c)  The Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Adviser on behalf of each Fund or Segment, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust.

(d)  At such times as shall be reasonably requested by the Board, the Adviser will provide the Board with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Fund or Segment and make available to the Board any economic, statistical and investment services that the Adviser normally makes available to its institutional or other customers.

(e)  In accordance with procedures adopted by the Board, as amended from time to time, the Adviser is responsible for assisting in the fair valuation of all portfolio securities in each Fund or Segment and will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

3.  Retention of a Sub-Adviser. The Adviser may retain one or more Sub-Advisers, at the Adviser’s own cost and expense. In the event that the Adviser retains one or more Sub-Adviser(s) for a Fund, the following provisions apply:

(a) Subject to the oversight and direction of the Board of Trustees of the Trust (“Trustees”), the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective Sub-Adviser(s) for each Fund and supervising and monitoring performance of the Sub-Adviser(s) thereafter. The Adviser agrees to report to the Trust the results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Trust in connection therewith. The Adviser further agrees to communicate performance expectations and evaluations to the Sub-Adviser(s), and to recommend to the Trust whether agreements with Sub-Adviser(s) should be renewed, modified or terminated.
(b) The Adviser will be responsible for informing the Sub-Adviser(s) of the investment objective(s), policies and restrictions of the Fund for which each Sub-Adviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Sub-Adviser(s) with respect to the Fund for which each Sub-Adviser is responsible, and for monitoring each Sub-Adviser’s discharge of its duties; but the Adviser is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to it.
(c) With respect to each Sub-Adviser for a Fund, the Adviser shall enter into an agreement (“Sub-Advisory Agreement”) with the Sub-Adviser in substantially the form previously approved by the Board.
(d)             The Adviser shall be responsible for the fees payable to and shall pay the Sub-Adviser(s) of a Fund the fee as specified in the Sub-Advisory Agreement relating thereto.

4.  Further Duties. In all matters relating to the performance of this Contract, the Adviser will act in conformity with the Declaration of Trust, By-Laws and the currently effective registration statement of the Trust and any amendments or supplements thereto (“Registration Statement”) and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the Advisers Act, and the rules under each, and all other applicable federal and state laws and regulations.

5.  Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6.   Expenses.

(a)  During the term of this Contract, each Fund will bear all expenses, not specifically assumed by the Adviser, incurred in its operations and the offering of its shares.

(b)              Expenses borne by each Fund will include but not be limited to the following (or each Funds’ proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Fund by the Adviser under this Contract; (iii) filing fees and expenses relating to the registrations and qualification of the Fund’s shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (iv) fees and salaries payable to the Trust's Trustees and officers who are not interested persons of the Trust or the Adviser; (v) all expenses incurred in connection with the Trustees’ services, including travel expenses; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (viii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (ix) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust; (x) charges of custodians, transfer agents and other agents; (xi) costs of preparing share certificates; (xii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (xiii) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or the Fund; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xvii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; (xviii) costs of mailing, stationery and communications equipment; (xix) expenses incident to any dividend, withdrawal or redemption options; (xx) charges and expenses of any outside pricing service used to value portfolio securities; (xxi) interest on borrowings of the Trust; and (xxii) fees or expenses related to license agreements with respect to securities indices.

(c)   The Trust or a Fund may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by the Adviser and acknowledged as otherwise payable by the Adviser pursuant to this Contract, a Fund may reduce the fee payable to the Adviser pursuant to Paragraph 7 thereof by such amount. To the extent that such deductions exceed the fee payable to the Adviser on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

(d)  The Adviser will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.

(e)  The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not required by this Contract to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust or a Fund on any subsequent occasion.

7.                 Compensation.

(a)       For the services provided and the expenses assumed pursuant to this Contract, with respect to a Fund, the Trust will pay to the Adviser a fee, computed daily and paid monthly, at an annual rate as set forth on Schedule A hereto (as such schedule may be amended from time to time), expressed as a percentage of average daily net assets of the Fund.

(b)  The fee shall be computed daily and paid monthly to the Adviser on or before the first business day of the next succeeding calendar month.

(c)  If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

8.                 Limitation of Liability of the Adviser. The Adviser and its officers, directors, employees and delegates, including any Sub-Adviser to a Fund, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, a Fund or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for a Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of the Adviser even though paid by it.

9.        Limitation of Liability of the Trustees and Shareholders of the Trust. The Trustees of the Trust and the shareholders of any Fund shall not be liable for any obligations of any Fund or the Trust under this Agreement and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.

10.       Duration and Termination.

(a)  This Contract shall become effective for each Fund upon the day and year first written above, provided that this Contract has been approved for the Fund by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

(b)  Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

(c)  Notwithstanding the foregoing, with respect to a Fund, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund upon delivery of sixty (60) days’ written notice to the Adviser and may be terminated by the Adviser at any time, without the payment of any penalty, upon delivery of sixty (60) days’ written notice to the Trust. Termination of this Contract with respect to a Fund shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Fund. This Contract shall terminate automatically in the event of its assignment.

11.  Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Adviser render services under this Contract, it shall so notify the Adviser in writing. If the Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

12.  Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to a Fund shall be effective until approved by vote of the Independent Trustees or a majority of the Fund’s outstanding voting securities.

13.  Governing Law. This Contract shall be construed in accordance with the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that section 9 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of Indiana or the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

14.  Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

40|86 SERIES TRUST
Attest:		By
	Jeffrey M. Stautz	Name:	Audrey L. Kurzawa
	Secretary	Title:	President

40|86 ADVISORS, INC.

Attest:		By
	Jeffrey M. Stautz	Name:	Eric R. Johnson
	Secretary	Title:	President and Chief Executive Officer

40|86 SERIES TRUST
INVESTMENT MANAGEMENT CONTRACT

AMENDED AND RESTATED
SCHEDULE A

The effective data of this Schedule is March ___, 2006. It shall remain in full force and effect until subsequently amended.

Series	Annual Fee
Equity Portfolio	0.65%
Balanced Portfolio	0.65%
High Yield Portfolio	0.70%
Fixed Income Portfolio	0.50%
Government Securities Portfolio	0.50%
Money Market Portfolio	0.35%

(d)(7)	Form of Amended Sub-Advisory Agreement between Chicago Equity Partners, LLC and 40|86 Advisors, Inc., on behalf of the Equity Portfolio and the equity portion of the Balanced Portfolio.

AMENDED AND RESTATED
SUB-ADVISORY CONTRACT
Agreement made as of March __, 2006 (“Contract”) between 40|86 Advisors, Inc. (“40|86”), and Chicago Equity Partners, LLC, a Delaware limited liability company (“Sub-Adviser”).

RECITALS
(1)  40|86 has entered into an Investment Management Agreement, dated March ___, 2006 (“Management Agreement”), with 40|86 Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to all the series of the Trust;

(2)  40|86 wishes to retain the Sub-Adviser to furnish certain investment advisory and portfolio management services to 40|86 and the series of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a “Fund”); and

(3)  The Sub-Adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, 40|86 and the Sub-Adviser agree as follows:

1.  Appointment. 40|86 hereby appoints the Sub-Adviser as an investment sub-adviser with respect to each Fund for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.  Duties as Sub-Adviser.

(a)  Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and review by 40|86, and any written guidelines adopted by the Board or 40|86, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets (“Segment”) of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by each Fund or Segment. The Sub-Adviser understands that each Fund’s assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Contract in accordance with each Fund’s investment objective, policies and restrictions as stated in the Trust’s currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”).

(b)  The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of each Fund, the Sub-Adviser may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to each Fund and its other clients and that the total commissions paid by each Fund or Segment will be reasonable in relation to the benefits to each Fund over the long term. In no instance will portfolio securities be purchased from or sold to 40|86 or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of each Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner that the Sub-Adviser believes to be equitable over time to each account.

(c)  The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of each Fund or Segment, and will furnish the Board and 40|86 with such periodic and special reports as the Board or 40|86 reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust; provided, however, that Sub-Adviser may retain copies of such records.

(d)  At such times as shall be reasonably requested by the Board or 40|86, the Sub-Adviser will provide the Board and 40|86 with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Fund or Segment, including an affirmative statement with respect to compliance, employees gained or lost, accounts gained or lost and any litigation or change of structure during the quarter, and make available to the Board and 40|86 any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional customers; provided, however, that Sub-Adviser shall not be responsible for portfolio accounting or generating reports derived from portfolio accounting information.

(e)  The Sub-Adviser shall not be responsible for pricing portfolio securities. The Trust’s Administrator or Sub-Administrator shall price portfolio securities. However, in accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser shall use its reasonable efforts to assist 40|86 in determining a fair value or valuation methodology for portfolio securities for which market quotations are not readily available.

3.  Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will seek to act in conformity with the Trust’s Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and 40|86; and will comply with the requirements of the 1940 Act and, to the extent applicable, the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, Subchapter M of the Internal Revenue Code (“Code”), as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust and each Fund. 40|86 agrees to provide to the Sub-Adviser copies of the Trust’s Declaration of Trust, By-Laws, Registration Statement, certified board resolutions approving the Management Agreement and this contract, written instructions and directions of the Board and 40|86, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with 40|86 (other than 40|86 itself).

4.  Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, a Fund or 40|86. 40|86 shall bear all costs of obtaining shareholder approval of this Contract, if required by law.

5.  Compensation.

(a)             For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, 40|86, not each Fund, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The sub-advisory fee will be based on the average daily net assets of a Fund or Segment (computed in the manner specified in the Management Agreement) and 40|86 will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Fund within the Sub-Adviser’s Segment.

(b)  The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c)  If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

6.                 Limitation of Liability.

(a)  The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Trust, its shareholders or by 40|86 in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Manager shall hold harmless and indemnify Sub-Adviser, its affiliates, directors, officers, shareholders, employees or agents for any loss not resulting from Sub-Adviser’s gross negligence, bad faith, or willful misfeasance on its part in the performance of its duties or from its reckless disregard of its obligations and duties under this Contract. Section 6 shall survive the termination of this Contract.

(b)  In no event will the Sub-Adviser have any responsibilities for any portion of a Fund’s investments not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or the Fund.

In particular, in the event the Sub-Adviser shall manage only a portion of a Fund’s investments, the Sub-Adviser shall have no responsibility for the Fund’s being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Trust or a separate “regulated investment company” under the Code.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

7.                 Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)  The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify 40|86 of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)  The Sub-Adviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide 40|86 and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Sub-Adviser shall certify to 40|86 that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon reasonable prior written request of 40|86, the Sub-Adviser shall permit 40|86, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser’s code of ethics.

(c)  The Sub-Adviser will notify 40|86 of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

(d)  The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with a Fund, the Trust, 40|86 or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of 40|86.

8.                 Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-Adviser, who may also be on the Board of Trustees of the Trust (“Trustee”), or an officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.                  Duration and Termination.

(a)                This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and by vote of a majority of each Fund’s outstanding voting securities, unless 40|86 has authority to enter into this Contract pursuant to exemptive relief from the SEC without a vote of each Fund’s outstanding voting securities.

(b)  Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

(c)  Notwithstanding the foregoing, with respect to a Fund, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Sub-Adviser. This Contract may also be terminated, without the payment of any penalty, by 40|86: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Contract; or (iii) immediately if, in the reasonable judgment of 40|86, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect a Fund. The Sub-Adviser may terminate this Contract at any time, without the payment of any penalty, on 120 days' written notice to 40|86. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to each Fund.

10.  Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Sub-Adviser render services under this Agreement, it shall so notify the Sub-Adviser in writing. If the Sub-Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

11.  Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to a Fund shall be effective until approved by vote of the Independent Trustees or a majority of the Fund’s outstanding voting securities, if required by law.

12.  Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Indiana conflict with the applicable provisions of the 1940 Act, the latter shall control.

13.  Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

14.  Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or 40|86 upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to 40|86 will be sent to the attention of Eric R. Johnson, President and Chief Executive Officer, with a copy thereof to Jeffrey M. Stautz, Vice President and General Counsel, 40|86 Advisors, Inc., 535 N. College Drive, Carmel, Indiana, 46032. All notices provided to the Sub-Adviser will be sent to the attention of the Chief Compliance Officer.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:			40|86 ADVISORS, INC.
535 N. College Drive
Carmel, Indiana 46032
By:			By:
	Name:	Jeffrey M. Stautz		Name:	Eric R. Johnson

	Title:	Secretary		Title:	President

CHICAGO EQUITY PARTNERS, LLC

Attest:

By:			By:
	Name:			Name:

	Title:			Title:

40|86 SERIES TRUST
SUB-ADVISORY CONTRACT

AMENDED AND RESTATED
SCHEDULE A

The effective date of this Schedule is March __, 2006. It shall remain in full force and effect until subsequently amended.

Series	Annual Fee

Equity Portfolio	30 basis points

The equity portion of Balanced Portfolio	30 basis points

(e)(2)	Amended and Restated Principal Underwriting Agreement between 40|86 Series Trust and Conseco Equity Sales, Inc.

AMENDED AND RESTATED
PRINCIPAL UNDERWRITING AGREEMENT

BETWEEN 40|86 SERIES TRUST

AND

CONSECO EQUITY SALES, INC.

THIS PRINCIPAL UNDERWRITING AGREEMENT, is entered into as of this ___ day of March, 2006, by and between 40|86 Series Trust ("Trust"), a Massachusetts Business Trust, and Conseco Equity Sales, Inc., a Texas corporation (the "Underwriter").

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company, and its shares are registered pursuant to the Securities Act of 1933 (the "1933 Act");

WHEREAS, the Trust has established several separate series of shares, each of which represents a separate diversified portfolio of investments, and may establish additional series of shares (each series now or hereafter listed on Schedule A hereto, as such schedule is amended from time to time, shall be referred to herein as a "Portfolio");

WHEREAS, the Trust has issued shares of each Portfolio in one or more classes (each a "Class"), and has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to certain of those Classes (each a "12b-1 Class");

WHEREAS, the Underwriter is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act") and is a member in good standing with the National Association of Securities Dealers, Inc. ("NASD");

WHEREAS, the Trust desires to retain the Underwriter to act as the Trust's principal underwriter in connection with the offering and sale of shares of each Portfolio and to furnish certain other services; and

WHEREAS, the Underwriter is willing to act as principal underwriter and to furnish such services pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties mutually agree as follows:

1.	UNDERWRITING SERVICES

The Trust hereby engages the Underwriter, and the Underwriter hereby agrees to act, as principal underwriter for the Trust in the sale and distribution of the shares of the Trust. The Underwriter agrees to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold.

2.	SALE OF TRUST SHARES

Such shares are to be sold only on the following terms: (a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Trust. Any offer or sale shall be conclusively presumed to have been accepted by the Trust if the Trust shall fail to notify the Underwriter of the rejection of such offer or sales prior to the computation of the net asset value of the Trust's shares next following receipt by the Trust of notice of such offer or sale. (b) No share of the Trust shall be sold by the Underwriter for any consideration other than cash. (c) Shares of the Trust are not available to the public. The shares of the Trust are available to insurance companies in order to fund certain of their separate accounts used to support variable annuity and variable life insurance contracts (“Variable Contracts”). Shares of the Trust may also be offered as an investment medium for qualified pension and retirement plans outside of the separate account context.

3.	REGISTRATION OF SHARES

The Trust agrees to make prompt and reasonable efforts to effect and keep in effect, at its expense, the registration or qualification of its shares for sale in such jurisdictions as the Trust may designate.

4.	INFORMATION TO BE FURNISHED TO THE UNDERWRITER

The Trust agrees that it will furnish the Underwriter with such information with respect to the affairs and accounts of the Trust as the Underwriter may from time to time reasonably require, and further agrees that the Underwriter, at all reasonable times, shall be permitted to inspect the books and records of the Trust.

5.	ALLOCATION OF EXPENSES

During the period of this contract, the Trust shall pay or cause to be paid all expenses, costs, and fees incurred by the Trust which are not assumed by the Underwriter or 40|86 Advisors, Inc., the Trust's investment adviser. The Underwriter shall pay costs associated with the distribution of shares of the Trust. Distribution-related payments may include, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Underwriter or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Underwriter may undertake such activities directly or may compensate others for undertaking such activities. Payments made under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Trust, printing and mailing Trust prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Trust operations and portfolio composition and performance, furnishing personal services or such other enhanced services as the Trust or a Variable Contract may require, or maintaining customer accounts and records. Agreements for the payment of fees to the Underwriter, Insurance Companies or others shall be in a form approved from time to time by the Board, including the non-interested Board members.

6.	COMPENSATION TO THE UNDERWRITER

Pursuant to the Trust's Distribution and Service Plan adopted by the shareholders of the Trust in accordance with Rule 12b-1 under the 1940 Act (the "Plan"), the Trust shall pay the Underwriter a total fee each month equal to .25% per annum of the average daily net assets represented by shares of the Trust to cover the costs of "distribution-related activities" and other "non-distribution services" as described in the Plan ("Distribution Expenses"). Average daily net assets shall be computed in accordance with the Trust's currently effective Prospectus. Amounts payable to the Underwriter under the Plan may exceed or be less than the Underwriter's actual Distribution Expenses. In the event such Distribution Expenses exceed amounts payable to the Underwriter under the Plans, the Underwriter shall not be entitled to reimbursement by the Trust. In each year during which this Agreement remains in effect, the Underwriter will prepare and furnish to the Board of Trustees of the Trust, and the Board will review, on a quarterly basis, written reports complying with the requirements of Rule 12b-1 under the 1940 Act that set forth the amounts expended under this Agreement and the Plan and the purposes for which those expenditures were made.

7.	LIMITATION OF THE UNDERWRITER'S AUTHORITY

The Underwriter shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Trust.

8.	SUBSCRIPTION FOR SHARES--REFUND FOR CANCELLED ORDERS

The subscription for the shares of the Trust shall be from separate accounts pursuant to the terms of the variable life insurance policies and variable annuity contracts or from qualified pensions and retirement plans.

9.	INDEMNIFICATION OF THE TRUST

The Underwriter agrees to indemnify the Trust against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Trust by the Underwriter. In the event of the threat or institution of any such litigation or legal proceedings against the Trust, the Underwriter shall defend such action on behalf of the Trust at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority or agreed upon by way of compromise and settlement; provided, however, the Underwriter shall not be required to pay or reimburse the Trust for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Trust to the Underwriter, or to the Underwriter by a director, officer, or employee of the Trust who is not an interested person of the Underwriter, unless the information so supplied or omitted was available to the Underwriter or Management without recourse to the Trust or any such person referred to above.

10.	FREEDOM TO DEAL WITH THIRD PARTIES

The Underwriter shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

11.	EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

The effective date of this Agreement is set forth in the first paragraph of this Agreement. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Trustees of the Trust, or by the vote of the holders of a majority of the outstanding voting securities of the Trust (or such Portfolio), and (b) by a majority of the Trustees who are not interested persons of the Underwriter or of the Trust cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Trust (or any Portfolio thereof) at any time without penalty, by vote of a majority of the outstanding Shares of the Trust (or such Portfolio) or by vote of a majority of the non-interested Board members, on not more than sixty (60) days' written notice, or by the Underwriter on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment, (as defined by the provisions of the Investment Company Act of 1940, as amended) of this Agreement.

12.	AMENDMENTS TO AGREEMENT

No material amendment to this Agreement shall be effective until approved by the Underwriter and by vote of majority of the Board of Trustees of the Trust who are not interested persons of the Underwriter, and such amendment is in writing and signed by both parties.

13.	NOTICES

Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

14.	LIABILITY

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Underwriter or reckless disregard by the Underwriter of its obligations and duties hereunder, the Underwriter shall not be subject to liability to the Trust or any Portfolio or its shareholders for any act or omission in the course of or in connection with rendering services hereunder.

15.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, except insofar as the 1940 Act may be controlling.

16.	NO WAIVER

The waiver by any party of any breach of or default under any provision or portion of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or default.

17.	SEVERABILITY

The provisions of this Agreement shall be construed severable and if any provision of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

18.	LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees, not individually. The Underwriter acknowledges and agrees that the obligations of a Portfolio hereunder are not binding upon any of the Trustees or shareholders of a Portfolio personally but are binding only upon the assets and property of that Portfolio and no other.

IN WITNESS WHEREOF, The Trust and the Underwriter have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

40|86 SERIES TRUST

By:
ATTEST:		Audrey L. Kurzawa
President

Jeffrey M. Stautz

CONSECO EQUITY SALES, INC.

By:
David D. Humm
President

ATTEST:

Sarah L. Bertrand

40|86 SERIES TRUST
PRINCIPAL UNDERWRITING AGREEMENT

AMENDED AND RESTATED
SCHEDULE A

The effective date of this Schedule is March ___, 2006. It shall remain in full force and effect until subsequently amended.

Series

Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

(h)(6)	Form of Amended and Restated Administration Agreement between 40|86 Series Trust and Conseco Services, LLC.

AMENDED AND RESTATED
ADMINISTRATION AGREEMENT
Between 40|86 SERIES TRUST
and
CONSECO SERVICES LLC

THIS ADMINISTRATION AGREEMENT is entered into as of this ___ day of March, 2006, by and between 40|86 Series Trust (the "Trust"), a Massachusetts business trust having its principal office and place of business at 11825 N. Pennsylvania St., Carmel, Indiana, and Conseco Services LLC (the "Administrator"), an Indiana limited liability company having its principal office and place of business at 11815 N. Pennsylvania St., Carmel, Indiana.

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the " 1940 Act"), as an open-end diversified management investment company;

WHEREAS, the Trust has established several separate series of shares, each of which represents a separate portfolio of investments, and may establish additional series of shares (each series now or hereafter listed on Schedule A hereto, as such schedule may be amended from time to time, shall be referred to herein as a "Portfolio"); and

WHEREAS, the Trust desires to retain the administrator to provide administrative services to each Portfolio, and the Administrator is willing to provide said services directly or through other entities;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties mutually agree as follows:

1.	Employment; Duties of the Administrator

1.1	The Trust hereby employs the Administrator as administrator of each Portfolio, and the Administrator agrees to provide the services set forth herein in return for the compensation under Paragraph 2.

1.2
Subject to the supervision and direction of the Board of Trustees of the Trust (the "Trustees"), the Administrator shall supervise each Portfolio's business and affairs and shall provide the services required for the effective administration of each Portfolio to the extent not otherwise provided by employees, agents or contractors of the Trust. These services shall include: (i) furnishing, without cost to each Portfolio, such equipment, facilities and personnel as needed in connection with the Portfolio's operations, (ii) supervising the preparation and filing of all documents required for compliance by each Portfolio with the federal and state securities laws, (iii) monitoring and reporting on compliance by each Portfolio with its investment policies and restrictions to the extent not already provided by the Trust’s investment adviser, (iv) furnishing clerical and bookkeeping services as needed by each Portfolio in connection with its operation (including establishing appropriate expense accruals, maintaining expense files and coordinating payment of invoices), (v) maintaining the books and records required by the 1940 Act, (vi) fund accounting, (vii) assisting in the preparation and distribution of annual and other reports to shareholders of each Portfolio, (viii) monitoring and reporting on compliance with NASD rules, (ix) monitoring and reporting on compliance with applicable Internal Revenue Code provisions and regulations, (x) supervising the preparation and filing of any federal, state and local income tax returns, (xi) preparing for meetings of the Trustees and shareholders, (xii) permitting its directors, officers and employees to serve, without compensation from the Trust or each Portfolio, as Trustees or officers of the Trust, (xiii) overseeing the determination and publication of each Portfolio's net asset value per share in accordance with the Portfolio's policies, and (xiv) overseeing relations with, and the performance of, agents engaged by the Trust, such as its transfer agent, custodian, independent accountants and legal counsel. Nothing contained herein shall be deemed to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust or the Portfolios.

1.3
The administrative services provided hereunder will exclude (i) portfolio custodial services provided by the Trust's custodian, (ii) transfer agency services provided by the Trust's transfer agent, if any, (iii) distribution services provided by the distributor of the Trust's shares, if any, and (iv) any administrative services provided by the Trust's investment adviser pursuant to its investment advisory agreements with the Trust.

2.	Administration Fees

2.1
As compensation for the services rendered and the expenses assumed by the Administrator pursuant to this Agreement, each Portfolio shall pay the Administrator a fee computed at the annual rate set forth on Schedule A, as such schedule may be amended from time to time.

2.2
The administration fee shall be accrued daily by each Portfolio and paid to the Administrator at the end of each calendar month. In the case this Agreement becomes effective or terminates with respect to any Portfolio before the end of any month, the administration fee for that month shall be calculated on the basis of the number of business days during which it is in effect for that month.

3 .	Expenses

Each Portfolio shall bear all expenses of its operation (including its proportionate share of the general expenses of the Trust) not specifically assumed by the Administrator. Expenses borne by each Portfolio shall include, but are not limited to, (i) organizational and offering expenses of the Portfolio and expenses incurred in connection with the issuance of shares of the Portfolio; (ii) fees of the Trust's custodian and transfer agent; (iii) expenditures in connection with meetings of shareholders and Trustees, other than those called solely to accommodate the Administrator; (iv) compensation and expenses of Trustees who are not interested persons of the Trust or the Administrator ("Disinterested Trustees"); (v) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vi) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders; (vii) legal, auditing, and accounting fees; (viii) trade association dues; (ix) filing fees and expenses of registering and maintaining registration of shares of the Portfolio under applicable federal and state securities laws; (x) brokerage commissions; (xi) taxes and governmental fees; and (xii) extraordinary and non-recurring expenses.

4.	Representations and Warranties of the Administrator and the Trust

4.1	The Administrator represents and warrants to the Trust that:

(a)	It is a limited liability company duly organized and existing, in good standing, under the laws of the State of Indiana.

(b)	It is duly qualified to carry on its business in the State of Indiana.

(c)	It is empowered under applicable laws and by its Charter and By-Laws to enter into and perform this Agreement.

(d)	All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

(e)	It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

4.2	The Trust represents and warrants to the Administrator that:

(a)	It is a business trust duly organized and existing, in good standing, under the laws of the Commonwealth of Massachusetts.

(b)	It is empowered under applicable laws and by its Agreement and Declaration of Trust and By-Laws to enter into and perform this Agreement.

(c)	All corporate proceedings required by said Agreement and Declaration of Trust and By-Laws have been taken to authorize it to enter into and perform this Agreement.

(d)
A registration statement under the Securities Act of 1933, as amended, and the 1940 Act is currently effective and will remain effective, and appropriate securities filings have been made and will continue to be made, with respect to all shares of the Portfolios being offered for sale.

5.	Confidentiality

Subject to the duty of the Trust or the Administrator to comply with applicable law, each party agrees, on its own behalf and on behalf of its employees, agents and contractors, to treat as confidential all information with respect to the other party received pursuant to this Agreement.

6.	Delegation of Duties

The Administrator may delegate to a sub-administrator the performance of any or all of its duties hereunder with respect to one or more Portfolios. The Administrator shall be responsible to the Trust and the Portfolios for the acts and omissions of any sub-administrator to the same extent as it is for its own acts and omissions. The Administrator shall compensate any sub-administrator retained pursuant to this Agreement out of the fees it receives pursuant to Paragraph 2 above.

7.	Liability

7.1
The Administrator and its officers, directors or employees shall not be liable for, and each Portfolio shall indemnify and hold the Administrator harmless from, any and all losses, damages, or expenses resulting from any action taken or omitted to be taken by the Administrator hereunder, except a loss, damage or expense resulting from willful misfeasance, bad faith or negligence of the Administrator or that of its officers, directors or employees or the reckless disregard by the Administrator or its officers, directors or employees of obligations and duties hereunder. Nothing herein shall in any way constitute a waiver or limitation of any rights which may exist under any federal securities laws.

7.2
A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees and not individually. The Administrator acknowledges and agrees that the obligations of a Portfolio hereunder are not binding upon any of the Trustees or shareholders of the Portfolio personally but are binding only upon the assets and property of that Portfolio and no other.

8.	Portfolio Records

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Administrator agrees that all records which it maintains on behalf of the Trust are the property of the Trust, will be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act, and will be surrendered promptly to the Trust upon request.

9.	Additional Portfolios

In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Administrator render services under this Agreement, it shall so notify the Administrator in writing. If the Administrator agrees in writing to provide said services, such series of shares shall become a Portfolio hereunder upon execution of a new Schedule A and approved by the Trustees.

10.	Term of Agreement

This Agreement, as amended, shall become effective on the date above written and shall continue in effect for two years from such date unless sooner terminated as hereinafter provided. Thereafter, this Agreement shall continue in effect with respect to each Portfolio from year to year so long as such continuation is approved at least annually for each Portfolio by (i) the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio and (ii) the vote of a majority of the Disinterested Trustees, with such vote being cast in person at a meeting called for the purpose of voting on such approval.

11.	Termination

This Agreement may be terminated by either party upon sixty (60) days' prior written notice to the other. Termination of this Agreement with respect to one Portfolio shall not affect the continued effectiveness of this Agreement with respect to any other Portfolio.

12.	Amendment

This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by the Trustees.

13.	Assignment

Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

14.	Applicable Law

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Indiana, except insofar as the 1940 Act may be controlling.

15.	Definitions

As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons," and "assignment" shall have the meaning as set forth in the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16.	Severability

The provisions of this Agreement shall be considered severable and if any provision of this Agreement is deemed to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of or affect any other provision of this Agreement which is valid.

17.	Merger of Agreement

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

18.	Counterparts

This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers on the day and year first above written.

ATTEST:	40|86 SERIES TRUST

By:
Jeffrey M. Stautz		Audrey L. Kurzawa
President

ATTEST:	CONSECO SERVICES LLC

By:
Karl W. Kindig		Daniel J. Murphy
President and Treasurer

40|86 SERIES TRUST
ADMINISTRATION AGREEMENT

Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Portfolio
Money Market Portfolio

SECONDED AMENDED AND RESTATED
SCHEDULE A

The effective date of this schedule is March ___, 2006. It shall remain in full force and effect until subsequently amended.

The Fund shall pay to the Administrator a fee computed at the annual rate as set forth below:

Annual Fee

First $200,000,000	0.15%
Next $300,000,000	0.10%
In excess of $500,000,000	0.08%

Amendment Effective March __, 2006

(h)(7)	Form of Fund Accounting Servicing Agreement between Conseco Services, LLC and U.S. Bancorp Mutual Fund Services, LLC.

FUND ACCOUNTING SERVICING AGREEMENT

THIS AGREEMENT is made and entered into this ___ day of _______________, 2006, by and between CONSECO SERVICES, LLC, a limited liability corporation organized under the laws of the State of Indiana (“Conseco”) and U.S. BANCORP FUND SERVICES, LLC, a Wisconsin limited liability company (“USBFS”).

WHEREAS, Conseco is in the business of providing, among other things, services to 40|86 Series Trust (the “Trust”), a series of open-end investment management companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, USBFS is, among other things, in the business of providing mutual fund accounting services to investment companies; and

WHEREAS, Conseco desires to retain USBFS to provide accounting services to each portfolio of Conseco listed on Exhibit A hereto (as amended from time to time) (each a “Fund” and collectively, the “Funds”).

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	Appointment of USBFS as Fund Accountant

Conseco hereby appoints USBFS as fund accountant of Conseco on the terms and conditions set forth in this Agreement, and USBFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement. The services and duties of USBFS shall be confined to those matters expressly set forth herein, and no implied duties are assumed by or may be asserted against USBFS hereunder.

2.	Services and Duties of USBFS

USBFS shall provide the following accounting services to the Fund:
A.	Portfolio Accounting Services:

(1)	Maintain portfolio records on a trade date+1 basis using security trade information communicated from the Fund’s investment adviser.

(2)
For each valuation date, obtain prices from a pricing source approved by the board of directors of Conseco (the “Board of Directors”) and apply those prices to the portfolio positions. For those securities where market quotations are not readily available, the Board of Directors shall approve, in good faith, procedures for determining the fair value for such securities.

(3)	Identify interest and dividend accrual balances as of each valuation date and calculate gross earnings on investments for each accounting period.

(4)
Determine gain/loss on security sales and identify them as short-term or long-term; account for periodic distributions of gains or losses to shareholders and maintain undistributed gain or loss balances as of each valuation date.

(5)	On a daily basis, reconcile cash of the Fund with the Fund’s custodian.

(6)	Transmit a copy of the portfolio valuation to the Fund’s investment adviser daily.

(7)	Review the impact of current day’s activity on a per share basis, and review changes in market value.

B.	Expense Accrual and Payment Services:

(1)	For each valuation date, calculate the expense accrual amounts as directed by Conseco as to methodology, rate or dollar amount.

(2)	Process and record payments for Fund expenses upon receipt of written authorization from Conseco.

(3)	Account for Fund expenditures and maintain expense accrual balances at the level of accounting detail, as agreed upon by USBFS and Conseco.

(4)	Provide expense accrual and payment reporting.

C.	Fund Valuation and Financial Reporting Services:

(1)	Account for Fund share purchases, sales, exchanges, transfers, dividend reinvestments, and other Fund share activity as reported by the Fund’s transfer agent on a timely basis.

(2)	Apply equalization accounting as directed by Conseco.

(3)
Determine net investment income (earnings) for the Fund as of each valuation date. Account for periodic distributions of earnings to shareholders and maintain undistributed net investment income balances as of each valuation date.

(4)	Maintain a general ledger and other accounts, books, and financial records for the Fund in the form as agreed upon.

(5)	Determine the net asset value of the Fund according to the accounting policies and procedures set forth in the Fund's current prospectus.

(6)	Calculate per share net asset value, per share net earnings, and other per share amounts reflective of Fund operations at such time as required by the nature and characteristics of the Fund.

(7)	Communicate to Conseco, at an agreed upon time, the per share net asset value for each valuation date.

(8)	Prepare monthly reports that document the adequacy of accounting detail to support month-end ledger balances.

(9)	Prepare monthly security transactions listings.

D.	Tax Accounting Services:

(1)
Maintain accounting records for the investment portfolio of the Fund to support the tax reporting required for “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”).

(2)	Maintain tax lot detail for the Fund’s investment portfolio.

(3)	Calculate taxable gain/loss on security sales using the tax lot relief method designated by Conseco.

(4)	Provide the necessary financial information to calculate the taxable components of income and capital gains distributions to support tax reporting to the shareholders.

E.	Compliance Control Services:

(1)
Support reporting to regulatory bodies and support financial statement preparation by making the Fund's accounting records available to Conseco, the Securities and Exchange Commission (the “SEC”), and the independent accountants.

(2)	Maintain accounting records according to the 1940 Act and regulations provided thereunder.

(3)
Perform its duties hereunder in compliance with all applicable laws and regulations and provide any sub-certifications reasonably requested by Conseco in connection with any certification required of Conseco pursuant to the Sarbanes-Oxley Act of 2002 (the “SOX Act”) or any rules or regulations promulgated by the SEC thereunder, provided the same shall not be deemed to change USBFS’s standard of care as set forth herein.

(4)
Cooperate with Conseco’s independent accountants and take all reasonable action in the performance of its obligations under this Agreement to ensure that the necessary information is made available to such accountants for the expression of their opinion on the Fund’s financial statements without any qualification as to the scope of their examination.

3.	License of Data; Warranty; Termination of Rights

A.
The valuation information and evaluations originating from a pricing agent not affiliated with USBFS (Pricing Agent), being provided to Conseco by USBFS pursuant hereto (collectively, the “Data”) are being licensed, not sold, to Conseco. Conseco has a limited license to use the Data only for purposes necessary to valuing Conseco’s assets and reporting to regulatory bodies (the “License”). Conseco does not have any license nor right to use the Data for purposes beyond the intentions of this Agreement including, but not limited to, resale to other users or use to create any type of historical database. The License is non-transferable and not sub-licensable. The Conseco’s right to use the Data cannot be passed to or shared with any other entity.

Conseco acknowledges the proprietary rights that USBFS and its suppliers have in the Data.

B.	CONSECO HEREBY ACCEPTS THE DATA AS IS, WHERE IS, WITH NO WARRANTIES, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OR ANY OTHER MATTER.

C.
USBFS may stop supplying some or all Data to Conseco if USBFS’s suppliers terminate any agreement to provide Data to USBFS. Also, USBFS may stop supplying some or all Data to Conseco if USBFS reasonably believes that Conseco is using the Data in violation of the License, or breaching its duties of confidentiality provided for hereunder, or if any of USBFS’s suppliers demand that the Data be withheld from Conseco. USBFS will provide notice to Conseco of any termination of provision of Data as soon as reasonably possible.

4.	Pricing of Securities

A.
For each valuation date, USBFS shall obtain prices from a pricing source recommended by USBFS and approved by the Board of Directors and apply those prices to the portfolio positions of the Fund. For those securities where market quotations are not readily available, the Board of Directors shall approve, in good faith, procedures for determining the fair value for such securities.

If Conseco desires to provide a price that varies from the price provided by the pricing source, Conseco shall promptly notify and supply USBFS with the price of any such security on each valuation date. All pricing changes made by Conseco will be in writing and must specifically identify the securities to be changed by CUSIP, name of security, new price or rate to be applied, and, if applicable, the time period for which the new price(s) is/are effective.

B.
In the event that Conseco at any time receives Data containing evaluations, rather than market quotations, for certain securities or certain other data related to such securities, the following provisions will apply: (i) evaluated securities are typically complicated financial instruments. There are many methodologies (including computer-based analytical modeling and individual security evaluations) available to generate approximations of the market value of such securities, and there is significant professional disagreement about which method is best. No evaluation method, including those used by USBFS and its suppliers, may consistently generate approximations that correspond to actual “traded” prices of the securities; (ii) methodologies used to provide the pricing portion of certain Data may rely on evaluations; however, Conseco acknowledges that there may be errors or defects in the software, databases, or methodologies generating the evaluations that may cause resultant evaluations to be inappropriate for use in certain applications; and (iii) Conseco assumes all responsibility for edit checking, external verification of evaluations, and ultimately the appropriateness of using Data containing evaluations, regardless of any efforts made by USBFS and its suppliers in this respect.

USBFS and Conseco acknowledge that the evaluations discussed at Section 4B herein may not apply to the securities in the Trust. In the event that Data received from a USBFS supplier contains an evaluation, rather than a market quotation, Conseco will be notified the same day, prior to any price being published by USBFS.

5.	Changes in Accounting Procedures

Any resolution passed by the Board of Directors that affects accounting practices and procedures under this Agreement shall be effective upon written receipt of notice and acceptance by USBFS.

6.	Changes in Equipment, Systems, Etc.

USBFS reserves the right to make changes from time to time, as it deems advisable, relating to its systems, programs, rules, operating schedules and equipment, so long as such changes do not adversely affect the services provided to Conseco under this Agreement.

7.	Compensation

USBFS shall be compensated for providing the services set forth in this Agreement in accordance with the fee schedule set forth on Exhibit B hereto (as amended from time to time). USBFS shall also be compensated for such out-of-pocket expenses (e.g., telecommunication charges, postage and delivery charges, and reproduction charges) as are reasonably incurred by USBFS in performing its duties hereunder. Conseco shall pay all such fees and reimbursable expenses within 30 calendar days following receipt of the billing notice, except for any fee or expense subject to a good faith dispute. Conseco shall notify USBFS in writing within 30 calendar days following receipt of each invoice if Conseco is disputing any amounts in good faith. Conseco shall pay such disputed amounts within 10 calendar days of the day on which the parties agree to the amount to be paid. With the exception of any fee or expense Conseco is disputing in good faith as set forth above, unpaid invoices shall accrue a finance charge of 1% per annum after the due date.

8.	Representations and Warranties

A.	Conseco hereby represents and warrants to USBFS, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that:

(1)
It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(2)
This Agreement has been duly authorized, executed and delivered by Conseco in accordance with all requisite action and constitutes a valid and legally binding obligation of Conseco, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(3)
It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; there is no statute, rule, regulation, order or judgment binding on it and no provision of its charter, bylaws or any contract binding it or affecting its property which would prohibit its execution or performance of this Agreement.

B.	USBFS hereby represents and warrants to Conseco, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that:

(1)
It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(2)
This Agreement has been duly authorized, executed and delivered by USBFS in accordance with all requisite action and constitutes a valid and legally binding obligation of USBFS, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(3)
It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; there is no statute, rule, regulation, order or judgment binding on it and no provision of its charter, bylaws or any contract binding it or affecting its property which would prohibit its execution or performance of this Agreement.

9.	Standard of Care; Indemnification; Limitation of Liability

A.
USBFS shall exercise reasonable care in the performance of its duties under this Agreement. Neither USBFS nor the Pricing Agent shall be liable for any error of judgment or mistake of law or for any loss suffered by Conseco or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS or its Pricing Agent has exercised reasonable care in the performance of its duties under this Agreement or in providing the Data, Conseco shall indemnify and hold harmless USBFS and the Pricing Agent from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that USBFS or its Pricing Agent may sustain or incur or that may be asserted against USBFS or its Pricing Agent by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of Conseco, as approved by the Board of Directors of Conseco, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or willful misconduct of the party seeking indemnification. This indemnity shall be a continuing obligation of Conseco, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.

Conseco and the Trust acknowledge that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities. Conseco and the Trust accept responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained. Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.

USBFS shall indemnify and hold Conseco and the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys' fees) that Conseco and the Trust may sustain or incur or that may be asserted against Conseco and the Trust by any person arising out of any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Conseco” shall include Conseco’s directors, officers and employees.

In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, USBFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues. USBFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of USBFS. USBFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of Conseco or the Trust shall be entitled to inspect USBFS’s premises and operating capabilities at any time during regular business hours of USBFS, upon reasonable notice to USBFS. Moreover, USBFS shall provide Conseco or the Trust, at such times as Conseco or the Trust may reasonably require, copies of reports rendered by independent accountants on the internal controls and procedures of USBFS relating to the services provided by USBFS under this Agreement.

Notwithstanding the above, USBFS reserves the right to reprocess and correct administrative errors at its own expense.

In no case shall either party be liable to the other for (i) any special, indirect or consequential damages, loss of profits or goodwill (even if advised of the possibility of such); (ii) any delay by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, riots, or failure beyond its control of transportation or power supply; or (iii) any claim that arose more than one year prior to the institution of suit therefor.

B.
In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.

C.	The indemnity and defense provisions set forth in this Section 9 shall indefinitely survive the termination and/or assignment of this Agreement.

D.	If USBFS is acting in another capacity for Conseco or the Trust pursuant to a separate agreement, nothing herein shall be deemed to relieve USBFS of any of its obligations in such other capacity.

10.	Notification of Error

Conseco or the Trust will notify USBFS of any discrepancy between USBFS and Conseco, including, but not limited to, failing to account for a security position in the Fund’s portfolio, upon the later to occur of: (i) five business days after receipt of any reports rendered by USBFS to Conseco; (ii) three business days after discovery of any error or omission not covered in the balancing or control procedure (review of current days activities or exception reports); or (iii) three business days after receiving notice from any shareholder regarding any such discrepancy.

11.	Data Necessary to Perform Services

Conseco or its agent shall furnish to USBFS the data necessary to perform the services described herein at such times and in such form as mutually agreed upon.

12.	Proprietary and Confidential Information

A.
USBFS agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of Conseco or the Trust, all records and other information relative to Conseco or the Trust and prior, present, or potential shareholders of Conseco (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by Conseco, which approval shall not be unreasonably withheld and may not be withheld where USBFS may be exposed to civil or criminal contempt proceedings for failure to comply, (ii) when requested to divulge such information by duly constituted authorities, or (iii) when so requested by Conseco or the Trust. Records and other information which have become known to the public through no wrongful act of USBFS or any of its employees, agents or representatives, and information that was already in the possession of USBFS prior to receipt thereof from Conseco or its agent, shall not be subject to this paragraph.

Further, USBFS will adhere to the privacy policies adopted by Conseco pursuant to Title V of the Gramm-Leach-Bliley Act, as may be modified from time to time. In this regard, USBFS shall have in place and maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to Conseco and its shareholders.

B.
Conseco and the Trust, on behalf of itself and its directors, officers, and employees, will maintain the confidential and proprietary nature of the Data and agrees to protect it using the same efforts, but in no case less than reasonable efforts, that it uses to protect its own proprietary and confidential information.

13.	Records

USBFS shall keep records relating to the services to be performed hereunder in the form and manner, and for such period, as it may deem advisable and is agreeable to Conseco, but not inconsistent with the rules and regulations of appropriate government authorities, in particular, Section 31 of the 1940 Act and the rules thereunder. USBFS agrees that all such records prepared or maintained by USBFS relating to the services to be performed by USBFS hereunder are the property of Conseco and will be preserved, maintained, and made available in accordance with such applicable sections and rules of the 1940 Act and will be promptly surrendered to Conseco or its designee on and in accordance with its request.

14.	Compliance with Laws

Conseco has and retains primary responsibility for all compliance matters relating to the Fund, including but not limited to compliance with the 1940 Act, the Code, the SOX Act, the USA Patriot Act of 2002 and the policies and limitations of the Fund relating to its portfolio investments as set forth in its current prospectus and statement of additional information. USBFS’s services hereunder shall not relieve Conseco of its responsibilities for assuring such compliance or the Board of Director’s oversight responsibility with respect thereto.

15.	Term of Agreement; Amendment

This Agreement may be terminated by either party upon giving 90 days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. Notwithstanding the foregoing, this Agreement may be terminated by any party upon the breach of the other party of any material term of this Agreement if such breach is not cured within 15 days of notice of such breach to the breaching party. This Agreement may not be amended or modified in any manner except by written agreement executed by USBFS and Conseco, and authorized or approved by the Board of Directors.

16.	Duties in the Event of Termination

In the event that, in connection with termination, a successor to any of USBFS’s duties or responsibilities hereunder is designated by Conseco by written notice to USBFS, USBFS will promptly, upon such termination and at the expense of Conseco, transfer to such successor all relevant books, records, correspondence and other data established or maintained by USBFS under this Agreement in a form reasonably acceptable to Conseco (if such form differs from the form in which USBFS has maintained the same, Conseco shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from USBFS’s personnel in the establishment of books, records and other data by such successor. If no such successor is designated, then such books, records and other data shall be returned to Conseco.

17.	Assignment

This Agreement shall extend to and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by Conseco without the written consent of USBFS, or by USBFS without the written consent of Conseco accompanied by the authorization or approval of Conseco’s Board of Directors.

18.	Governing Law

This Agreement shall be construed in accordance with the laws of the State of Wisconsin, without regard to conflicts of law principles. To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or order of the SEC thereunder.

19.	No Agency Relationship

Nothing herein contained shall be deemed to authorize or empower either party to act as agent for the other party to this Agreement, or to conduct business in the name, or for the account, of the other party to this Agreement.

20.	Services Not Exclusive

Nothing in this Agreement shall limit or restrict USBFS from providing services to other parties that are similar or identical to some or all of the services provided hereunder.

21.	Invalidity

Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties.

22.	Notices

Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth below:

Notice to USBFS shall be sent to:

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

and notice to Conseco and the Trust shall be sent to:

40|86 Advisors, Inc.
Attn: Ms. Audrey Kurzawa
535 N. College Avenue
Carmel, Indiana 46032

23.	Multiple Originals

This Agreement may be executed on two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date first above written.

CONSECO SERVICES, LLC	U.S BANCORP FUND SERVICES, LLC
By:	By:
Name:	Name:
Title:	Title:

Exhibit A
to the 40|86 Series Trust Fund Accounting Servicing Agreement

Fund Names

Separate Series of the 40|86 Series Trust

Name of Series
Equity Portfolio
Balanced Portfolio
HighYield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

(h)(8) Form of Expense Limitation Agreement between the Trust and 40|86 Advisors, Inc. and Conseco Services, LLC.

40|86 SERIES TRUST
11815 N. Pennsylvania Street
Carmel, Indiana 46032

40|86 Advisors, Inc.
535 N. College Drive
Carmel, Indiana 46032

Conseco Services, LLC
11815 N. Pennsylvania Street
Carmel, Indiana 46032

Dear Ladies and Gentlemen:

Each portfolio listed on Schedule A, which may be amended from time to time (“Portfolio”), is a series of 40|86 Series Trust, a Massachusetts business trust (“Trust”). 40|86 Advisors, Inc. (the “Adviser”) serves as the Trust’s investment adviser and Conseco Services, LLC (the “Administrator”) serves as the Trust’s Administrator.

You hereby agree, during the period from May 1, 2006 through April 30, 2007, to waive your fees with respect to each Portfolio, and/or to reimburse a portion of each Portfolio’s operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses of the Portfolio) so that the Portfolio’s operating expenses do not exceed, in the aggregate, the rate per annum of the Portfolio’s average daily net assets listed in Schedule A attached hereto (“Expense Limitation”). You agree that this obligation shall constitute a contractual commitment enforceable by the Trust.

Additionally, any such waiver or reimbursement is subject to later adjustment to allow the Adviser or Administrator to recoup amounts waived or reimbursed to the extent that actual fees and expenses for a period are less than the expense limitation cap, provided, however, that the Adviser or Administrator shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The Trust agrees to furnish or otherwise make available to you such copies of its financial statements, reports, and other information relating to its business and affairs as you may, at any time or from time to time, reasonably request in connection with this agreement.

You understand that you shall look only to the assets of a Portfolio for performance of this agreement as it relates to that Portfolio and for payment of any claim you may have hereunder relating to that Portfolio, and neither any other series of the Trust, nor any of the Trust’s trustees, officers, employees, agents, or shareholders, whether past, present or future, shall be personally liable therefore.

This agreement is effective as of May 1, 2006, and it will terminate upon the earlier of the termination of your respective contracts with the Trust or April 30, 2007. This agreement was approved by the Trustees of the Trust at their meeting on February 16, 2006.

This agreement is made and to be performed principally in the State of Indiana, and except insofar as the Investment Company Act of 1940, as amended (“1940 Act”), or other federal laws and regulations may be controlling, this agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Indiana. Any amendment to this agreement shall be in writing signed by the parties hereto.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

Very truly yours,

40|86 SERIES TRUST,
on behalf of the Portfolios listed on Schedule A

By:
Audrey L. Kurzawa
President

The foregoing agreement is hereby
accepted as of May 1, 2006

40|86 ADVISORS, INC.

By:
Eric R. Johnson
President

CONSECO SERVICES, LLC

By:
	Name:	Daniel J. Murphy
	Title:	President

SCHEDULE A

PORTFOLIO	EXPENSE LIMITATION

EQUITY PORTFOLIO	1.10%

BALANCED PORTFOLIO	1.10%

GOVERNMENT SECURITIES PORTFOLIO	0.95%

FIXED INCOME PORTFOLIO	0.95%

MONEY MARKET PORTFOLIO	0.45%

HIGH YIELD PORTFOLIO	1.15%

(j)(1)	Consent of Independent Publicly Registered Accounting Firm.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 21, 2006, relating to the financial statements and financial highlights which appears in the December 31, 2005 Annual Report to Shareholders of 40|86 Series Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP
Indianapolis, Indiana
April 27, 2006

(j)(2)	Power of Attorney for Diana H. Hamilton.

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned Trustees of 40|86 Series Trust (the “Trust”), do hereby nominate, constitute and appoint Jeffrey M. Stautz, Karl W. Kindig and Sarah L. Bertrand, and each of them severally, their true and lawful attorney-in-fact and agent, for them and on their behalf and in their name, place and stead, in any and all capacities, to make, execute and sign any and all amendments to the Trust’s Registration Statement of Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorneys-in-fact, or any of them, would have if acting personally, and hereby ratifying and confirming all that said attorneys-in-fact, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this ___ day of February, 2005.

Diana H. Hamilton
Trustee

(j)(3) Power of Attorney for R. Matthew Neff.

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned Trustees of 40|86 Series Trust (the “Trust”), do hereby nominate, constitute and appoint Jeffrey M. Stautz, Karl W. Kindig and Sarah L. Bertrand, and each of them severally, their true and lawful attorney-in-fact and agent, for them and on their behalf and in their name, place and stead, in any and all capacities, to make, execute and sign any and all amendments to the Trust’s Registration Statement of Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorneys-in-fact, or any of them, would have if acting personally, and hereby ratifying and confirming all that said attorneys-in-fact, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires _________, 2006.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this ___ day of March ___, 2006.

R. Matthew Neff
Trustee

(j)(4)	Power of Attorney for Vincent J. Otto.

POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned Trustees of 40|86 Series Trust (the “Trust”), do hereby nominate, constitute and appoint Jeffrey M. Stautz, Karl W. Kindig and Sarah L. Bertrand, and each of them severally, their true and lawful attorney-in-fact and agent, for them and on their behalf and in their name, place and stead, in any and all capacities, to make, execute and sign any and all amendments to the Trust’s Registration Statement of Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as they might or could do if personally present, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said attorneys-in-fact, or any of them, would have if acting personally, and hereby ratifying and confirming all that said attorneys-in-fact, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this ___ day of March ___, 2006.

Vincent J. Otto
Trustee

(m)(2)	Form of the Amended Plan of Distribution Pursuant to Rule 12b-1 Plan.

AMENDED AND RESTATED
PLAN OF DISTRIBUTION AND SERVICE PURSUANT TO RULE 12B-1
UNDER THE INVESTMENT COMPANY ACT OF 1940

40|86 SERIES TRUST

March ___, 2006

PREAMBLE TO THE PLAN OF DISTRIBUTION & SERVICE

The 40|86 Series Trust ("Trust") is an open-end management investment company organized as a Massachusetts business trust, which offers the shares of its Portfolios (the "Portfolio" or "Portfolios") to certain life insurance companies ("Insurance Companies") for allocation to their separate accounts which have been established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts"). The following Amended and Restated Plan of Distribution and Service (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") by the Trust for the shares of its Portfolios listed above ("Shares"). The Plan was first approved by shareholders of each Portfolio of the Trust on March 29, 2001 (the "Effective Date of the Plan"). The Plan has been approved by a majority of the Board of Trustees of the Trust (the "Board"), including a majority of the Board who are not interested persons of the Trust and who have no direct financial interest in the operation of the Plan (the "non-interested Board members"), cast in person at a meeting called for the purpose of voting on such Plan. The Board's approval included a determination that in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Portfolio of the Trust and its shareholders.

PLAN OF DISTRIBUTION & SERVICE

1. The Trust shall pay Conseco Equity Sales, Inc. ("Distributor"), permitted Insurance Companies or others, for distribution-related activities primarily intended to sell Shares or Variable Contracts offering Shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of these Variable Contracts. Distributor may undertake such activities directly or may compensate others for undertaking such activities. Payments made under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Trust, printing and mailing Trust prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Trust operations and Portfolio composition and performance, furnishing personal services or such other enhanced services as the Trust or a Variable Contract may require, or maintaining customer accounts and records. Agreements for the payment of fees to the Distributor, Insurance Companies or others shall be in a form that has been approved from time to time by the Board, including the non-interested Board members.

2. The amount paid by the Trust shall be .25% per annum of the average daily net assets of the Trust's Shares in each Portfolio covered by this Plan of Distribution and Service. These payments shall be made quarterly by the Trust to Distributor, the Insurance Companies or others.

3. Distributor, Insurance Companies or others shall furnish to the Board, for its review, on a quarterly basis, a written report of the monies paid to it, to the Insurance Companies or others under the Plan. The Distributor, Insurance Companies or others shall furnish the Board with such other information as the Board may reasonably request in connection with the payments made under the Plan including those distributions or payments made to others by the recipient.

4. The Plan shall continue in effect for a period of more than one year with respect to the Trust only so long as such continuance is specifically approved at least annually by a vote of the Board, including the non-interested Board members, cast in person at a meeting called for the purpose of voting on the Plan and its continuance.

5. The Plan, and any agreements entered into pursuant to this Plan, may be terminated with respect to the Shares of the Trust (or any Portfolio thereof) at any time without penalty, by vote of a majority of the outstanding Shares of the Trust (or such Portfolio) or by vote of a majority of the non-interested Board members, on not more than sixty (60) days written notice, or by the Distributor on not more than sixty (60) days written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the Management agreement between the Trust and the Trust's Adviser.

6. The Plan, and any agreements entered into pursuant to this Plan, may not be amended to increase materially the amount to be spent by the Trust pursuant to Paragraph 2 hereof without approval by a majority of the outstanding Shares of each Portfolio affected thereby.

7. All material amendments to the Plan, or any agreements entered into pursuant to this Plan, shall be approved by a vote of the non-interested Board members case in person at a meeting called for the purpose of voting on any such amendment.

8. So long as the Plan is in effect, the selection and nomination of the Trust's non-interested Board members shall be committed to the discretion of such non-interested Board members.

9. This Plan is a compensation type plan of distribution. It does not require the Distributor or other recipient of payments to maintain any specific level of expenditures, nor is the Distributor or other recipient precluded from earning a profit. Nothing in this Plan limits the ability of the Distributor, the Portfolios' investment adviser, or others to utilize their own funds in connection with the promotion of sales of Portfolio shares.

IN WITNESS WHEREOF, the Trust and Distributor have executed this Plan of Distribution and Service as of the day and year first above written.

40|86 SERIES TRUST

By:
Audrey L. Kurzawa
President

CONSECO EQUITY SALES, INC.

By:
David D. Humm
President